                                                                    EXHIBIT 99.1

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                             COMPUTATIONAL MATERIALS

                                  $692,904,000
                                 (APPROXIMATELY)

                           CDC MORTGAGE CAPITAL TRUST
                                 SERIES 2004-HE4

                       MORTGAGE PASS-THROUGH CERTIFICATES

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 1

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan
Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law.
Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co.
Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 2

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           APPROXIMATELY $692,904,000

                   CDC MORTGAGE CAPITAL TRUST SERIES 2004-HE4

                            CDC MORTGAGE CAPITAL INC.
                                     SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                    SERVICER

                             TRANSACTION HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
                                                                           MODIFIED
                                        EXPECTED RATINGS    AVG LIFE       DURATION
OFFERED                                 (FITCH/MOODY'S/     TO CALL /      TO CALL /           PAYMENT WINDOW TO
CLASSES   DESCRIPTION     BALANCE $           S&P)          MTY(1)(2)     MTY(1)(2)(3)        TO CALL / MTY(1)(2)
-----------------------------------------------------------------------------------------------------------------------

  A-1      Floater      [200,000,000]     AAA/Aaa/AAA      2.75 / 2.99    2.61 / 2.80    12/04 - 11/12 / 12/04 - 05/22
-----------------------------------------------------------------------------------------------------------------------
  A-2      Floater      [200,000,000]     AAA/Aaa/AAA      1.00 / 1.00    0.99 / 0.99    12/04 - 12/06 / 12/04 - 12/06
-----------------------------------------------------------------------------------------------------------------------
  A-3      Floater      [100,000,000]     AAA/Aaa/AAA      3.01 / 3.01    2.91 / 2.91    12/06 - 06/09 / 12/06 - 06/09
-----------------------------------------------------------------------------------------------------------------------
  A-4      Floater       [82,210,000]     AAA/Aaa/AAA      6.72 / 7.80    6.19 / 7.03    06/09 - 11/12 / 06/09 - 05/22
-----------------------------------------------------------------------------------------------------------------------
  M-1      Floater         47,897,000     AA /Aa2/ AA      5.33 / 5.86    4.94 / 5.36    02/08 - 11/12 / 02/08 - 04/19
-----------------------------------------------------------------------------------------------------------------------
  M-2      Floater         35,124,000       A /A2/A        5.30 / 5.76    4.84 / 5.19    12/07 - 11/12 / 12/07 - 10/17
-----------------------------------------------------------------------------------------------------------------------
  M-3      Floater          9,579,000      A- /A3/ A-      5.29 / 5.65    4.80 / 5.07    12/07 - 11/12 / 12/07 - 11/15
-----------------------------------------------------------------------------------------------------------------------
  B-1      Floater          8,160,000   BBB+/Baa1/ BBB+    5.29 / 5.56    4.73 / 4.93    12/07 - 11/12 / 12/07 - 01/15
-----------------------------------------------------------------------------------------------------------------------
  B-2      Floater          5,677,000    BBB/Baa2/ BBB     5.29 / 5.45    4.72 / 4.84    12/07 - 11/12 / 12/07 - 03/14
-----------------------------------------------------------------------------------------------------------------------
  B-3      Floater          4,257,000   BBB-/Baa3/ BBB-    5.28 / 5.32    4.52 / 4.55    12/07 - 11/12 / 12/07 - 05/13
-----------------------------------------------------------------------------------------------------------------------
  B-4    Not Offered                                                                      ****** Not Offered ******
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------

            INITIAL                         FINAL
OFFERED  SUBORDINATION                      LEGAL
CLASSES       LEVEL         BENCHMARK      MATURITY
-----------------------------------------------------

  A-1        17.95%         1 M LIBOR       02/2035
-----------------------------------------------------
  A-2        17.95%         1 M LIBOR       02/2035
-----------------------------------------------------
  A-3        17.95%         1 M LIBOR       02/2035
-----------------------------------------------------
  A-4        17.95%         1 M LIBOR       02/2035
-----------------------------------------------------
  M-1        11.20%         1 M LIBOR       02/2035
-----------------------------------------------------
  M-2         6.25%         1 M LIBOR       02/2035
-----------------------------------------------------
  M-3         4.90%         1 M LIBOR       02/2035
-----------------------------------------------------
  B-1         3.75%         1 M LIBOR       02/2035
-----------------------------------------------------
  B-2         2.95%         1 M LIBOR       02/2035
-----------------------------------------------------
  B-3         2.35%         1 M LIBOR       02/2035
-----------------------------------------------------
  B-4
-----------------------------------------------------

Notes:    (1)  Certificates are priced to the 10% optional clean-up call.

          (2)  Based on the pricing prepayment speed. See details below.

          (3)  Assume pricing at par.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 3

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)

ISSUER:                           CDC Mortgage Capital Trust Series 2004-HE4

DEPOSITOR:                        Morgan Stanley ABS Capital I Inc.

SELLER:                           CDC Mortgage Capital Inc.

ORIGINAL LOAN SELLERS:            Aegis Mortgage Corporation
                                  Allstate Home Loans, Inc.
                                  BNC Mortgage, Inc.
                                  Chapel Mortgage Corporation
                                  Encore Credit Corp.
                                  First Banc Mortgage, Inc.
                                  Homeowners Loan Corp.
                                  Home Loan Corp.
                                  Impac Funding Corporation (and its affiliate,
                                  Novelle Financial Services, Inc.)
                                  Lenders Direct Capital Corporation
                                  Master Financial, Inc.
                                  People's Choice Home Loan, Inc.

SERVICER:                         Countrywide Home Loans Servicing LP

TRUSTEE:                          Deutsche Bank National Trust Company.

MANAGERS:                         Morgan Stanley (lead manager); Banc of America
                                  Securities LLC, CDC Securities, Countrywide
                                  Securities Corporation (co-managers).

RATING AGENCIES:                  Fitch Inc., Moody's Investors Service Inc. and
                                  Standard & Poor's Ratings Services

CLASS A CERTIFICATES:             Class A-1, A-2, A-3 and A-4 Certificates

CLASS A SEQUENTIAL CERTIFICATES:  Class A-2, A-3 and A-4 Certificates

CLASS M CERTIFICATES:             Class M-1, M-2 and M-3 Certificates

CLASS B CERTIFICATES:             Class B-1, B-2, B-3 and B-4 Certificates

OFFERED CERTIFICATES:             Class A, M, B-1, B-2 and B-3 Certificates

EXPECTED PRICING DATE:            On or about October 26, 2004

EXPECTED CLOSING DATE:            November 24, 2004 through DTC, Euroclear and
                                  Clearstream, Luxembourg. The Offered
                                  Certificates and the Class B-4 Certificates
                                  will be settled without accrued interest.

DISTRIBUTION DATES:               The 25th of each month, or if such day is not
                                  a business day, on the next business day,
                                  beginning December 27, 2004.

CUT-OFF DATE:                     November 1, 2004, for any Mortgage Loan in the
                                  mortgage pool transferred to the Trust on the
                                  Closing Date. For any Mortgage Loan
                                  subsequently transferred to the Trust during
                                  the Pre-Funding Period (as described below),
                                  the first day of the month in which such loan
                                  was transferred to the Trust.

DUE PERIOD FOR MORTGAGE LOANS:    For any Distribution Date, the period
                                  commencing on the second day of the calendar
                                  month preceding the calendar month in which
                                  such Distribution Date occurs and ending on
                                  the first day of the calendar month in which
                                  such Distribution Date occurs.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 4

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)

PREPAYMENT PERIOD:                With respect to any Distribution Date, the
                                  period commencing on the 16th day of the month
                                  prior to the month in which the related
                                  Distribution Date occurs (or, on the Cut-off
                                  Date, in connection with the first Prepayment
                                  Period) and ending on the 15th day of the
                                  month in which such Distribution Date occurs

INTEREST ACCRUAL PERIOD FOR       The interest accrual period for the Offered
THE OFFERED CERTIFICATES AND      Certificates and the B-4 Certificates with
THE CLASS B-4 CERTIFICATES:       respect to any Distribution Date will be the
                                  period beginning with the immediately
                                  preceding Distribution Date (or, in the case
                                  of the first Distribution Date, the Closing
                                  Date) and ending on the day prior to the
                                  current Distribution Date (on an actual/360
                                  day count basis).

MORTGAGE LOANS:                   The Trust will consist of approximately
                                  $709,579,321 of fixed and adjustable rate,
                                  sub-prime, first-lien, and second-lien
                                  residential mortgage loans. The information on
                                  the Mortgage Loans described herein is based
                                  on the Cut-Off Date pool of approximately
                                  $585,967,785. It is expected that up to
                                  approximately $123.6 million of Mortgage Loans
                                  may be purchased by the trust for a period of
                                  up to 3 months after the closing date (the
                                  "Pre-Funding Period").

PREFUNDING:                       On the Closing Date, approximately
                                  $123,611,536 from the sale of the Offered
                                  Certificates and the Class B-4 Certificates
                                  (the "Pre-Funded Amount") will be deposited
                                  with the Trustee into an account (the
                                  "Pre-Funding Account") and be used by the
                                  Trust to purchase additional Mortgage Loans
                                  during the Pre-Funding Period for the Mortgage
                                  Loan Pool.

PRICING PREPAYMENT SPEED:         o   Fixed Rate Mortgage Loans: CPR starting at
                                      approximately 1.5333% CPR in month 1 and
                                      increasing to 23% CPR in month 15 (23%/15
                                      CPR increase for each month), and
                                      remaining at 23% CPR thereafter.

                                  o   Adjustable Rate Mortgage Loans: CPR of
                                      25%.

CREDIT ENHANCEMENT:               The Offered Certificates and Class B-4
                                  Certificates are credit enhanced by:

                                  1)  Net monthly excess cashflow from the
                                      Mortgage Loans;

                                  2)  1.35% overcollateralization (funded
                                      upfront ) based on the sum of the
                                      aggregate principal balance as of the
                                      Cut-Off Date of the Mortgage Loans
                                      acquired by the Trust on the Closing Date
                                      and the Pre-Funded Amount. After the
                                      Step-down Date, so long as a Trigger Event
                                      is not in effect, the required
                                      overcollateralization will equal 2.70% of
                                      the aggregate principal balance of the
                                      Mortgage Loans as of the last day of the
                                      applicable Due Period, subject to a 0.50%
                                      floor, based on the sum of the aggregate
                                      principal balance as of the Cut-Off Date
                                      of the Mortgage Loans acquired by the
                                      Trust on the Closing Date and the
                                      Pre-Funded Amount; and

                                  3)  Subordination of distributions on the more
                                      subordinate classes of certificates to the
                                      required distributions on the more senior
                                      classes of certificates.

SENIOR ENHANCEMENT PERCENTAGE:    For any Distribution Date, the percentage
                                  obtained by dividing (x) the aggregate
                                  Certificate Principal Balance of the
                                  subordinate certificates (including any
                                  overcollateralization and taking into account
                                  the distributions of the Principal
                                  Distribution Amount for such Distribution
                                  Date) by (y) the aggregate principal balance
                                  of the Mortgage Loans as of the last day of
                                  the related Due Period.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 5

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)

STEP-DOWN DATE:                   The later to occur of:

                                  (x)  The earlier of:

                                       (a)  The Distribution Date occurring in
                                            December 2007; and

                                       (b)  The Distribution Date on which the
                                            aggregate balance of the Class A
                                            Certificates is reduced to zero; and

                                  (y)  the first Distribution Date on which the
                                       Senior Enhancement Percentage (calculated
                                       for this purpose only after taking into
                                       account scheduled and unscheduled
                                       payments of principal on the Mortgage
                                       Loans on the last day of the related Due
                                       Period but prior to any applications of
                                       Principal Distribution to the Offered
                                       Certificates and the Class B-4
                                       Certificates on the applicable
                                       Distribution Date) is greater than or
                                       equal to approximately 35.90%.

TRIGGER EVENT:                    A Delinquency Trigger Event is in effect on
                                  any Distribution Date if the quotient
                                  (expressed as a percentage) of (x) the three
                                  month rolling daily average of 60+ day
                                  Delinquent Loans as of the last day of the Due
                                  Period, over (y) the aggregate principal
                                  balance of the Mortgage Loans equals or
                                  exceeds [42.25]% of the prior period's Senior
                                  Enhancement Percentage.

                                  A Loss Trigger Event is in effect if the
                                  aggregate amount of realized losses incurred
                                  since the Cut-Off Date through the last day of
                                  the related Prepayment Period divided by the
                                  sum of the aggregate principal balance as of
                                  the Cut-Off Date of the Mortgage Loans
                                  acquired by the Trust on the Closing Date and
                                  the Pre-Funded Amount exceeds the applicable
                                  percentages described below with respect to
                                  such Distribution Date:

                                                                      Loss
                                  Distribution Date Occurring In   Percentage
                                  ------------------------------   ----------

                                  December 2004 to November 2007     [N/A]

                                  December 2007 to November 2008     [2.75]%

                                  December 2008 to November 2009     [4.50]%

                                  December 2009 to November 2010     [5.75]%

                                  December 2010 to November 2011     [6.50]%

                                  December 2011 and Thereafter       [6.75]%

INITIAL SUBORDINATION             Class A:          17.95%
PERCENTAGE:                       Class M-1:        11.20%
                                  Class M-2:         6.25%
                                  Class M-3:         4.90%
                                  Class B-1:         3.75%
                                  Class B-2:         2.95%
                                  Class B-3:         2.35%
                                  Class B-4:         1.35%

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 6

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)

OPTIONAL CLEAN-UP CALL:           If the Class X certificates are 100% owned,
                                  directly or indirectly, by CDC Mortgage
                                  Capital Inc. or any of its affiliates, the
                                  servicer may exercise a clean-up call when the
                                  current aggregate principal balance of the
                                  Mortgage Loans is less than or equal to 10% of
                                  the sum of the aggregate principal balance as
                                  of the Cut-Off Date of the Mortgage Loans
                                  acquired by the Trust on the Closing Date and
                                  the Pre-Funded Amount.

                                  If the Class X certificates are not 100%
                                  owned, directly or indirectly, by CDC Mortgage
                                  Capital Inc. or any of its affiliates, then
                                  the majority owner of the Class X certificates
                                  may exercise a clean-up call when the current
                                  aggregate principal balance of the Mortgage
                                  Loans is less than or equal to 10% of the sum
                                  of the aggregate principal balance as of the
                                  Cut-Off Date of the Mortgage Loans acquired by
                                  the Trust on the Closing Date and the
                                  Pre-Funded Amount, provided, however, that CDC
                                  Mortgage Capital Inc. or any of its
                                  affiliates, may only participate in the
                                  exercise of the clean-up call by the majority
                                  owners of the Class X certificates if CDC
                                  Mortgage Capital Inc. or any of its
                                  affiliates, is not the majority owner of the
                                  Class X Certificates, either directly or
                                  indirectly

STEP-UP COUPONS:                  For the Offered Certificates and the Class B-4
                                  Certificates, the coupon will increase after
                                  the Optional Clean-up Call Date, should the
                                  call not be exercised. The applicable coupon
                                  for the Class A Certificates will increase by
                                  2 times its initial margin and the coupons for
                                  the Class M and Class B Certificates will each
                                  increase by 1.5 times their respective initial
                                  margins.

CLASS A-1 PASS-THROUGH RATE:      The Class A-1 Certificates will accrue
                                  interest at a variable rate equal to the least
                                  of (i) one-month LIBOR plus [ ] bps ([ ] bps
                                  after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and
                                  (ii) the Net WAC Cap.

CLASS A-2 PASS-THROUGH RATE:      The Class A-2 Certificates will accrue
                                  interest at a variable rate equal to the least
                                  of (i) one-month LIBOR plus [ ] bps ([ ] bps
                                  after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and
                                  (ii) the Net WAC Cap.

CLASS A-3 PASS-THROUGH RATE:      The Class A-3 Certificates will accrue
                                  interest at a variable rate equal to the least
                                  of (i) one-month LIBOR plus [ ] bps ([ ] bps
                                  after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and
                                  (ii) the Net WAC Cap.

CLASS A-4 PASS-THROUGH RATE:      The Class A-4 Certificates will accrue
                                  interest at a variable rate equal to the least
                                  of (i) one-month LIBOR plus [ ] bps ([ ] bps
                                  after the first distribution date on which the
                                  Optional Clean-up Call is exercisable) and
                                  (ii) the Net WAC Cap.

CLASS M-1 PASS-THROUGH RATE:      The Class M-1 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps ([
                                  ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

CLASS M-2 PASS-THROUGH RATE:      The Class M-2 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

CLASS M-3 PASS-THROUGH RATE:      The Class M-3 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

CLASS B-1 PASS-THROUGH RATE:      The Class B-1 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

CLASS B-2 PASS-THROUGH RATE:      The Class B-2 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 7

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)

CLASS B-3 PASS-THROUGH RATE:      The Class B-3 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

CLASS B-4 PASS-THROUGH RATE:      The Class B-4 Certificates will accrue
                                  interest at a variable rate equal to the
                                  lesser of (i) one-month LIBOR plus [ ] bps
                                  ([ ] bps after the first distribution date on
                                  which the Optional Clean-up Call is
                                  exercisable) and (ii) the Net WAC Cap.

NET WAC CAP:                      As to any Distribution Date, a per annum rate
                                  (on an actual/360 basis) equal to the weighted
                                  average gross rate of the Mortgage Loans in
                                  effect on the beginning of the related Due
                                  Period less servicing and trustee fee.

INTEREST DISTRIBUTIONS ON         On each Distribution Date and after payment of
OFFERED CERTIFICATES AND THE      fees and reimbursements to the Servicer and
CLASS B-4 CERTIFICATES:           the Trustee, interest distributions from the
                                  Interest Remittance Amount will be allocated
                                  as follows:

                                  (i)    payable from the remaining Interest
                                         Remittance Amount , on a pro rata
                                         basis, to the Class A Certificates;

                                  (ii)   payable from the remaining Interest
                                         Remittance Amount, to the Class M-1
                                         Certificates, its Accrued Certificate
                                         Interest;

                                  (iii)  payable from the remaining Interest
                                         Remittance Amount, to the Class M-2
                                         Certificates, its Accrued Certificate
                                         Interest;

                                  (iv)   payable from the remaining Interest
                                         Remittance Amount, to the Class M-3
                                         Certificates, its Accrued Certificate
                                         Interest;

                                  (v)    payable from the remaining Interest
                                         Remittance Amount, to the Class B-1
                                         Certificates, its Accrued Certificate
                                         Interest;

                                  (vi)   payable from the remaining Interest
                                         Remittance Amount, to the Class B-2
                                         Certificates, its Accrued Certificate
                                         Interest;

                                  (vii)  payable from the remaining Interest
                                         Remittance Amount, to the Class B-3
                                         Certificates, its Accrued Certificate
                                         Interest; and

                                  (viii) payable from the remaining Interest
                                         Remittance Amount, to the Class B-4
                                         Certificates, its Accrued Certificate
                                         Interest.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 8

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)

PRINCIPAL DISTRIBUTIONS ON        On each Distribution Date (a) prior to the
OFFERED CERTIFICATES AND          Stepdown Date or (b) on which a Trigger Event
CLASS B-4 CERTIFICATES:           is in effect, principal distributions from the
                                  Principal Distribution Amount will be
                                  allocated as follows:

                                  (i)      to the Class A Certificates,
                                           allocated between the Class A
                                           Certificates as described below,
                                           until the Certificate Principal
                                           Balances thereof have been reduced to
                                           zero;

                                  (ii)     to the Class M-1 Certificates, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;

                                  (iii)    to the Class M-2 Certificates, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;

                                  (iv)     to the Class M-3 Certificates, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;

                                  (v)      to the Class B-1 Certificates, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;

                                  (vi)     to the Class B-2 Certificates, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;

                                  (vii)    to the Class B-3 Certificates, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero; and

                                  (viii)   to the Class B-4 Certificates, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero.

                                  On each Distribution Date (a) on or after the
                                  Stepdown Date and (b) on which a Trigger Event
                                  is not in effect, the principal distributions
                                  from the Principal Distribution Amount will be
                                  allocated as follows:

                                  (i)      to the Class A Certificates, the
                                           lesser of the Principal Distribution
                                           Amount and the Class A Principal
                                           Distribution Amount, allocated
                                           between the Class A Certificates as
                                           described below, until the
                                           Certificate Principal Balances
                                           thereof have been reduced to zero;

                                  (ii)     to the Class M-1 Certificates, the
                                           lesser of the remaining Principal
                                           Distribution Amount and the Class M-1
                                           Principal Distribution Amount, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;

                                  (iii)    to the Class M-2 Certificates, the
                                           lesser of the remaining Principal
                                           Distribution Amount and the Class M-2
                                           Principal Distribution Amount, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;

                                  (iv)     to the Class M-3 Certificates, the
                                           lesser of the remaining Principal
                                           Distribution Amount and the Class M-3
                                           Principal Distribution Amount, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;

                                  (v)      to the Class B-1 Certificates, the
                                           lesser of the remaining Principal
                                           Distribution Amount and the Class B-1
                                           Principal Distribution Amount, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;

                                  (vi)     to the Class B-2 Certificates, the
                                           lesser of the remaining Principal
                                           Distribution Amount and the Class B-2
                                           Principal Distribution Amount, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero;

                                  (vii)    to the Class B-3 Certificates, the
                                           lesser of the remaining Principal
                                           Distribution Amount and the Class B-3
                                           Principal Distribution Amount, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero; and

                                  (viii)   to the Class B-4 Certificates, the
                                           lesser of the remaining Principal
                                           Distribution Amount and the Class B-4
                                           Principal Distribution Amount, until
                                           the Certificate Principal Balance
                                           thereof has been reduced to zero.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                     Page 9

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)

CLASS A PRINCIPAL ALLOCATION:     All principal distributions to the Class A
                                  Certificates on any Distribution Date will be
                                  allocated between the Class A-1 and Class A
                                  Sequential Certificates on a pro rata basis.
                                  Any principal distributions allocated to the
                                  Class A Sequential Certificates are required
                                  to be distributed first to the Class A-2
                                  Certificates, until their Class Certificate
                                  Balance has been reduced to zero, then to the
                                  Class A-3 Certificates, until their Class
                                  Certificate Balance has been reduced to zero,
                                  and then to the Class A-4 Certificates, until
                                  their Class Certificate Balance has been
                                  reduced to zero.

                                  Notwithstanding the above, in the event that
                                  all subordinate classes, including the Class X
                                  certificates, have been reduced to zero,
                                  principal distributions to the Class A
                                  Sequential Certificates will be distributed
                                  pro rata between the Class A-2, Class A-3 and
                                  Class A-4 Certificates.

CLASS A CERTIFICATES INTEREST     Beginning on the first Distribution Date, and
RATE CAP:                         for a period of 32 months thereafter, an
                                  Interest Rate Cap will be pledged to the Trust
                                  for the benefit of the Class A Certificates.

                                  For its duration, the Class A Interest Rate
                                  Cap pays the Trust the product of (i) the
                                  difference between the then current 1-month
                                  LIBOR rate (not to exceed the cap ceiling) and
                                  the cap strike (on an actual/360 day count
                                  basis) and (ii) the Class A Interest Rate Cap
                                  Notional Balance ("the Class A Interest Rate
                                  Cap Payment") as described on the schedule
                                  herein.

CLASS A CERTIFICATES INTEREST     The Class A Interest Rate Cap Payment shall be
RATE CAP PAYMENT ALLOCATION:      available to pay any Basis Risk Carry Forward
                                  Amount due to the Class A Certificates on a
                                  pro rata basis.

CLASS M CERTIFICATES INTEREST     Beginning on the first Distribution Date, and
RATE CAP:                         for a period of 32 months thereafter, an
                                  Interest Rate Cap will be pledged to the Trust
                                  for the benefit of the Class M Certificates.

                                  For its duration, the Class M Interest Rate
                                  Cap pays the Trust the product of (i) the
                                  excess if any of the then current 1-month
                                  LIBOR rate (not to exceed the cap ceiling)
                                  over the cap strike (on an actual/360 day
                                  count basis) and (ii) the Class M Interest
                                  Rate Cap Notional Balance ("the Class M
                                  Interest Rate Cap Payment") as described on
                                  the schedule herein.

CLASS M CERTIFICATES INTEREST     The Class M Interest Rate Cap Payment shall be
RATE CAP PAYMENT ALLOCATION:      available to pay any Basis Risk Carry Forward
                                  Amount due to the Class M-1, Class M-2 and
                                  Class M-3 Certificates on a pro rata basis.

CLASS B CERTIFICATES INTEREST     Beginning on the first Distribution Date, and
RATE CAP:                         for a period of 32 months thereafter, an
                                  Interest Rate Cap will be pledged to the Trust
                                  for the benefit of the Class B Certificates.

                                  For its duration, the Class B Interest Rate
                                  Cap pays the Trust the product of (i) the
                                  excess if any of the then current 1-month
                                  LIBOR rate (not to exceed the cap ceiling)
                                  over the cap strike (on an actual/360 day
                                  count basis) and (ii) the Class B Interest
                                  Rate Cap Notional Balance ("the Class B
                                  Interest Rate Cap Payment") as described on
                                  the schedule herein.

CLASS B CERTIFICATES INTEREST     The Class B Interest Rate Cap Payment shall be
RATE CAP PAYMENT ALLOCATION:      available to pay any Basis Risk Carry Forward
                                  Amount due to the Class B-1, Class B-2, Class
                                  B-3 and Class B-4 Certificates on a pro rata
                                  basis.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 10

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)

ALLOCATION OF NET MONTHLY         For any Distribution Date, any Net Monthly
EXCESS CASHFLOW:                  Excess Cashflow shall be paid as follows:

                                  (i)      to the Class M-1 Certificates, their
                                           Unpaid Interest Shortfall;

                                  (ii)     to the Class M-1 Certificates, their
                                           realized loss amount reimbursement;

                                  (iii)    to the Class M-2 Certificates, their
                                           Unpaid Interest Shortfall;

                                  (iv)     to the Class M-2 Certificates, their
                                           realized loss amount reimbursement;

                                  (v)      to the Class M-3 Certificates, their
                                           Unpaid Interest Shortfall;

                                  (vi)     to the Class M-3 Certificates, their
                                           realized loss amount reimbursement

                                  (vii)    to the Class B-1 Certificates, their
                                           Unpaid Interest Shortfall;

                                  (viii)   to the Class B-1 Certificates, their
                                           realized loss amount reimbursement;

                                  (ix)     to the Class B-2 Certificates, their
                                           Unpaid Interest Shortfall;

                                  (x)      to the Class B-2 Certificates, their
                                           realized loss amount reimbursement;

                                  (xi)     to the Class B-3 Certificates, their
                                           Unpaid Interest Shortfall;

                                  (xii)    to the Class B-3 Certificates, their
                                           realized loss amount reimbursement;

                                  (xiii)   to the Class B-4 Certificates, their
                                           Unpaid Interest Shortfall;

                                  (xiv)    to the Class B-4 Certificates, their
                                           realized loss amount reimbursement;

                                  (xv)     (A) from any available Class A
                                           Interest Rate Cap Payments,
                                           concurrently to the Class A
                                           Certificates up to their respective
                                           unpaid Basis Risk Carry Forward
                                           Amount, (B) from any available Class
                                           M Interest Rate Cap Payments,
                                           concurrently to the Class M-1, Class
                                           M-2 and Class M-3 Certificates up to
                                           their respective unpaid Basis Risk
                                           Carry Forward Amounts, and (C) from
                                           any available Class B Interest Rate
                                           Cap Payments, concurrently to the
                                           Class B-1, Class B-2, Class B-3 and
                                           Class B-4 Certificates up to their
                                           respective unpaid Basis Risk Carry
                                           Forward Amounts;

                                  (xvi)    pro rata, to the Class A-1 and Class
                                           A Sequential Certificates, any Basis
                                           Risk Carry Forward Amount for such
                                           classes remaining unpaid; and

                                  (xvii)   sequentially, to the Class M-1, M-2,
                                           M-3, B-1, B-2, B-3 and B-4
                                           Certificates, in such order, any
                                           Basis Risk Carry Forward Amount for
                                           such classes remaining unpaid.

CLASS A, M, AND B BASIS RISK      As to any Distribution Date, the supplemental
CARRY FORWARD AMOUNT:             interest amount for the Class A, M-1, M-2,
                                  M-3, B-1, B-2, B-3 and B-4 Certificates equals
                                  the sum of:

                                  (i)      the excess, if any, of interest that
                                           would otherwise be due on such
                                           Certificates at the respective
                                           Pass-Through Rate (without regard to
                                           the Net WAC Cap) over interest due
                                           such Certificates at a rate equal to
                                           the Net WAC Cap;

                                  (ii)     any respective Basis Risk Carry
                                           Forward Amount remaining unpaid from
                                           prior Distribution Dates; and

                                  (iii)    interest on the amount in clause (ii)
                                           at the respective Pass-Through Rate
                                           (without regard to the Net WAC Cap).

PRE-FUNDING ACCOUNT PAYMENT:      Any funds in the Pre-Funding Accounts not used
                                  to purchase additional Mortgage Loans during
                                  the Pre-Funding Period will be paid to the
                                  Class A-1 and Class A Sequential Certificates
                                  on a pro rata basis.

INTEREST REMITTANCE AMOUNT:       For any Distribution Date, the portion of
                                  available funds for such Distribution Date
                                  attributable to interest received or advanced
                                  on the Mortgage Loans.

ACCRUED CERTIFICATE INTEREST:     For any Distribution Date and each class of
                                  Offered Certificates and Class B-4
                                  Certificates, equals the amount of interest
                                  accrued during the related interest accrual
                                  period at the related Pass-Through Rate,
                                  reduced by that class share of prepayment
                                  interest shortfalls and any shortfalls
                                  resulting from the application of the
                                  Servicemembers Civil Relief Act or similar
                                  state or local law.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                  Page 11

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)

PRINCIPAL DISTRIBUTION AMOUNT:    On any Distribution Date, the sum of (i) the
                                  Basic Principal Distribution Amount and (ii)
                                  the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION      On any Distribution Date, the excess of (i)
AMOUNT:                           the aggregate Principal Remittance Amount over
                                  (ii) the Excess Subordinated Amount, if any.

PRINCIPAL REMITTANCE AMOUNT:      On any Distribution Date, the sum of (i) all
                                  scheduled payments of principal collected or
                                  advanced on the Mortgage Loans during the
                                  prior Due Period, (ii) the principal portion
                                  of all partial and full prepayments received
                                  during the month prior to the month during
                                  which such Distribution Date occurs, (iii) the
                                  principal portion of all net liquidation
                                  proceeds and net insurance proceeds received
                                  during the month prior to the month during
                                  which such Distribution Date occurs, (iv) the
                                  principal portion of repurchased Mortgage
                                  Loans with respect to such Distribution Date,
                                  (v) the principal portion of substitution
                                  adjustments received in connection with the
                                  substitution of a Mortgage Loan with respect
                                  to such Distribution Date, and (vi) the
                                  principal portion of the termination price if
                                  the Optional Clean Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW:      For any Distribution Date is the amount of
                                  funds available for distribution on such
                                  Distribution Date remaining after making all
                                  payments of interest and principal to the
                                  Certificates.

EXTRA PRINCIPAL DISTRIBUTION      For any Distribution Date, the lesser of (i)
AMOUNT:                           the excess of (x) interest collected or
                                  advanced on the Mortgage Loans during the
                                  related Due Period (less fees and
                                  reimbursements owed to the Servicer and the
                                  Trustee), over (y) the sum of interest
                                  distribution on the Certificates on such
                                  Distribution Date and (ii) the amount by which
                                  the overcollateralization is deficient for
                                  such Distribution Date.

EXCESS SUBORDINATED AMOUNT:       For any Distribution Date, means the excess,
                                  if any of (i) the overcollateralization over
                                  (ii) the required overcollateralization for
                                  such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION    For any Distribution Date, an amount equal to
AMOUNT:                           the excess of (x) the Certificate Principal
                                  Balance of the Class A Certificates
                                  immediately prior to such Distribution Date
                                  over (y) the lesser of (A) the product of (i)
                                  approximately 64.10% and (ii) the aggregate
                                  principal balance of the Mortgage Loans as of
                                  the last day of the related Due Period and (B)
                                  the excess, if any, of the aggregate principal
                                  balance of the Mortgage Loans as of the last
                                  day of the related Due Period minus
                                  approximately $3,547,897.

CLASS M-1 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date) and (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A)
                                  the product of (i) approximately 77.60% and
                                  (ii) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,547,897.

CLASS M-2 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution Date)
                                  and (iii) the Certificate Principal Balance of
                                  the Class M-2 Certificates immediately prior
                                  to such Distribution Date over (y) the lesser
                                  of (A) the product of (i) approximately 87.50%
                                  and (ii) the aggregate principal balance of
                                  the Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,547,897.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 12

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)

CLASS M-3 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance
                                  of the Class M-2 Certificates (after taking
                                  into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), and (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates immediately prior to such
                                  Distribution Date over (y) the lesser of (A)
                                  the product of (i) approximately 90.20% and
                                  (ii) the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,547,897.

CLASS B-1 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance
                                  of the Class M-2 Certificates (after taking
                                  into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates (after taking into account the
                                  payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution
                                  Date), and (v) the Certificate Principal
                                  Balance of the Class B-1 Certificates
                                  immediately prior to such Distribution Date
                                  over (y) the lesser of (A) the product of (i)
                                  approximately 92.50% and (ii) the aggregate
                                  principal balance of the Mortgage Loans as of
                                  the last day of the related Due Period and (B)
                                  the excess, if any, of the aggregate principal
                                  balance of the Mortgage Loans as of the last
                                  day of the related Due Period minus
                                  approximately $3,547,897.

CLASS B-2 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  CertificatePrincipal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance
                                  of the Class M-2 Certificates (after taking
                                  into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates (after taking into account the
                                  payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution
                                  Date), (v) the Certificate Principal Balance
                                  of the Class B-1 Certificates (after taking
                                  into account the payment of the Class B-1
                                  Principal Distribution Amount on such
                                  Distribution Date) and (vi) the Certificate
                                  Principal Balance of the Class B-2
                                  Certificates immediately prior to such
                                  Distribution Date and over (y) the lesser of
                                  (A) the product of (i) approximately 94.10%
                                  and (ii) the aggregate principal balance of
                                  the Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,547,897.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 13

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)

CLASS B-3 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance
                                  of the Class M-2 Certificates (after taking
                                  into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates (after taking into account the
                                  payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution
                                  Date), (v) the Certificate Principal Balance
                                  of the Class B-1 Certificates (after taking
                                  into account the payment of the Class B-1
                                  Principal Distribution Amount on such
                                  Distribution Date), (vi) the Certificate
                                  Principal Balance of the Class B-2
                                  Certificates (after taking into account the
                                  payment of the Class B-2 Principal
                                  Distribution Amount on such Distribution Date)
                                  and (vii) the Certificate Principal Balance of
                                  the Class B-3 Certificates immediately prior
                                  to such Distribution Date and over (y) the
                                  lesser of (A) the product of (i) approximately
                                  95.30% and (ii) the aggregate principal
                                  balance of the Mortgage Loans as of the last
                                  day of the related Due Period and (B) the
                                  excess, if any, of the aggregate principal
                                  balance of the Mortgage Loans as of the last
                                  day of the related Due Period minus
                                  approximately $3,547,897.

CLASS B-4 PRINCIPAL               For any Distribution Date, an amount equal to
DISTRIBUTION AMOUNT:              the excess of (x) the sum of (i) the
                                  Certificate Principal Balance of the Class A
                                  Certificates (after taking into account the
                                  payment of the Class A Principal Distribution
                                  Amount on such Distribution Date), (ii) the
                                  Certificate Principal Balance of the Class M-1
                                  Certificates (after taking into account the
                                  payment of the Class M-1 Principal
                                  Distribution Amount on such Distribution
                                  Date), (iii) the Certificate Principal Balance
                                  of the Class M-2 Certificates (after taking
                                  into account the payment of the Class M-2
                                  Principal Distribution Amount on such
                                  Distribution Date), (iv) the Certificate
                                  Principal Balance of the Class M-3
                                  Certificates (after taking into account the
                                  payment of the Class M-3 Principal
                                  Distribution Amount on such Distribution
                                  Date), (v) the Certificate Principal Balance
                                  of the Class B-1 Certificates (after taking
                                  into account the payment of the Class B-1
                                  Principal Distribution Amount on such
                                  Distribution Date), (vi) the Certificate
                                  Principal Balance of the Class B-2
                                  Certificates (after taking into account the
                                  payment of the Class B-2 Principal
                                  Distribution Amount on such Distribution
                                  Date), (vii) the Certificate Principal Balance
                                  of the Class B-3 Certificates (after taking
                                  into account the payment of the Class B-3
                                  Principal Distribution Amount on such
                                  Distribution Date) and (viii) the Certificate
                                  Principal Balance of the Class B-4
                                  Certificates immediately prior to such
                                  Distribution Date and over (y) the lesser of
                                  (A) the product of (i) approximately 97.30%
                                  and (ii) the aggregate principal balance of
                                  the Mortgage Loans as of the last day of the
                                  related Due Period and (B) the excess, if any,
                                  of the aggregate principal balance of the
                                  Mortgage Loans as of the last day of the
                                  related Due Period minus approximately
                                  $3,547,897.

TRUST TAX STATUS:                 REMIC.

ERISA ELIGIBILITY:                Subject to the considerations in the
                                  Prospectus, the Offered Certificates are ERISA
                                  eligible.

SMMEA ELIGIBILITY:                It is anticipated that none of the Offered
                                  Certificates will be SMMEA eligible.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 14

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         TRANSACTION HIGHLIGHTS (CONT'D)

PROSPECTUS:                       The Offered Certificates are being offered
                                  pursuant to a prospectus supplemented by a
                                  prospectus supplement (together, the
                                  "Prospectus"). Complete information with
                                  respect to the Offered Certificates and the
                                  collateral securing them is contained in the
                                  Prospectus. The information herein is
                                  qualified in its entirety by the information
                                  appearing in the Prospectus. To the extent
                                  that the information herein is inconsistent
                                  with the Prospectus, the Prospectus shall
                                  govern in all respects. Sales of the Offered
                                  Certificates may not be consummated unless the
                                  purchaser has received the Prospectus.

                                  PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                  FOR A DESCRIPTION OF INFORMATION THAT SHOULD
                                  BE CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                  IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 15

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                                   SENSITIVITY ANALYSIS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             TO 10% CALL
      -----------------------------------------------------------------------------------------------------------------------------
             % of PPC                       50            60            75           100           125           150           175
----- --------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------

 A-1  WAL                                 5.44          4.61          3.72          2.75          2.11          1.61          1.24
      First Payment Date            12/25/2004    12/25/2004    12/25/2004    12/25/2004    12/25/2004    12/25/2004    12/25/2004
      Expected Final Maturity        3/25/2020     2/25/2018     8/25/2015    11/25/2012     2/25/2011    12/25/2009     1/25/2009
      Window                           1 - 184       1 - 159       1 - 129        1 - 96        1 - 75        1 - 61        1 - 50
----- --------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
 A-2  WAL                                 1.94          1.64          1.32          1.00          0.80          0.66          0.56
      First Payment Date            12/25/2004    12/25/2004    12/25/2004    12/25/2004    12/25/2004    12/25/2004    12/25/2004
      Expected Final Maturity       12/25/2008     4/25/2008     8/25/2007    12/25/2006     7/25/2006     3/25/2006    12/25/2005
      Window                            1 - 49        1 - 41        1 - 33        1 - 25        1 - 20        1 - 16        1 - 13
----- --------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
 A-3  WAL                                 6.13         5.15           4.12          3.01          2.21          1.80          1.50
      First Payment Date            12/25/2008     4/25/2008     8/25/2007    12/25/2006     7/25/2006     3/25/2006    12/25/2005
      Expected Final Maturity       12/25/2013     7/25/2012     1/25/2011     6/25/2009    10/25/2007     3/25/2007    10/25/2006
      Window                          49 - 109       41 - 92       33 - 74       25 - 55       20 - 35       16 - 28       13 - 23
----- --------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
 A-4  WAL                                13.10        11.20          9.04          6.72          5.16          3.71          2.55
      First Payment Date            12/25/2013     7/25/2012     1/25/2011     6/25/2009    10/25/2007     3/25/2007    10/25/2006
      Expected Final Maturity        3/25/2020     2/25/2018     8/25/2015    11/25/2012     2/25/2011    12/25/2009     1/25/2009
      Window                         109 - 184       92 - 159     74 - 129       55 - 96       35 - 75       28 - 61       23 - 50
----- --------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
 M-1  WAL                                10.31        8.77           7.06          5.33          4.54          4.37          4.17
      First Payment Date            12/25/2009     2/25/2009     4/25/2008     2/25/2008     4/25/2008     8/25/2008     1/25/2009
      Expected Final Maturity        3/25/2020     2/25/2018     8/25/2015    11/25/2012     2/25/2011    12/25/2009     1/25/2009
      Window                          61 - 184      51 - 159      41 - 129       39 - 96       41 - 75       45 - 61       50 - 50
----- --------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
 M-2  WAL                                10.31        8.77           7.06          5.30          4.40          3.98          3.88
      First Payment Date            12/25/2009     2/25/2009     4/25/2008    12/25/2007     2/25/2008     3/25/2008     5/25/2008
      Expected Final Maturity        3/25/2020     2/25/2018     8/25/2015    11/25/2012     2/25/2011    12/25/2009     1/25/2009
      Window                          61 - 184      51 - 159      41 - 129       37 - 96       39 - 75       40 - 61       42 - 50
----- --------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
 M-3  WAL                                10.31        8.77           7.06          5.29          4.35          3.86          3.63
      First Payment Date            12/25/2009     2/25/2009     4/25/2008    12/25/2007     1/25/2008     2/25/2008     4/25/2008
      Expected Final Maturity        3/25/2020     2/25/2018     8/25/2015    11/25/2012     2/25/2011    12/25/2009     1/25/2009
      Window                          61 - 184      51 - 159      41 - 129       37 - 96       38 - 75       39 - 61       41 - 50
----- --------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
 B-1  WAL                                10.31        8.77           7.06          5.29          4.33          3.82          3.55
      First Payment Date            12/25/2009     2/25/2009     4/25/2008    12/25/2007     1/25/2008     2/25/2008     2/25/2008
      Expected Final Maturity        3/25/2020     2/25/2018     8/25/2015    11/25/2012     2/25/2011    12/25/2009     1/25/2009
      Window                          61 - 184      51 - 159      41 - 129       37 - 96       38 - 75       39 - 61       39 - 50
----- --------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
 B-2  WAL                                10.31        8.77           7.06          5.29          4.33          3.79          3.49
      First Payment Date            12/25/2009     2/25/2009     4/25/2008    12/25/2007    12/25/2007     1/25/2008     2/25/2008
      Expected Final Maturity        3/25/2020     2/25/2018     8/25/2015    11/25/2012     2/25/2011    12/25/2009     1/25/2009
      Window                          61 - 184      51 - 159      41 - 129       37 - 96       37 - 75       38 - 61       39 - 50
----- --------------------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
 B-3  WAL                                10.30        8.76           7.06          5.28          4.30          3.77          3.47
      First Payment Date            12/25/2009     2/25/2009     4/25/2008    12/25/2007    12/25/2007     1/25/2008     1/25/2008
      Expected Final Maturity        3/25/2020     2/25/2018     8/25/2015    11/25/2012     2/25/2011    12/25/2009     1/25/2009
      Window                          61 - 184      51 - 159      41 - 129       37 - 96       37 - 75       38 - 61       38 - 50
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 16

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                           SENSITIVITY ANALYSIS(CONT)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                TO MATURITY
       ----------------------------------------------------------------------------------------------------------------------------
              % of PPC                    50             60            75           100           125            150           175
------ ------------------------ ------------- -------------- ------------- ------------- ------------- -------------- -------------

 A-1   WAL                              5.80           4.95          4.01          2.99          2.29           1.76          1.29
       First Payment Date         12/25/2004     12/25/2004    12/25/2004    12/25/2004    12/25/2004     12/25/2004    12/25/2004
       Expected Final Maturity     5/25/2032      8/25/2030     5/25/2027     5/25/2022    10/25/2018      3/25/2016     4/25/2014
       Window                       1 -  330       1 -  309      1 -  270      1 -  210      1 -  167       1 -  136      1 -  113
------ ------------------------ ------------- -------------- ------------- ------------- ------------- -------------- -------------
 A-2   WAL                              1.94           1.64          1.32          1.00          0.80           0.66          0.56
       First Payment Date         12/25/2004     12/25/2004    12/25/2004    12/25/2004    12/25/2004     12/25/2004    12/25/2004
       Expected Final Maturity    12/25/2008      4/25/2008     8/25/2007    12/25/2006     7/25/2006      3/25/2006    12/25/2005
       Window                        1 -  49        1 -  41       1 -  33       1 -  25       1 -  20        1 -  16       1 -  13
------ ------------------------ ------------- -------------- ------------- ------------- ------------- -------------- -------------
 A-3   WAL                              6.13           5.15          4.12          3.01          2.21           1.80          1.50
       First Payment Date         12/25/2008      4/25/2008     8/25/2007    12/25/2006     7/25/2006      3/25/2006    12/25/2005
       Expected Final Maturity    12/25/2013      7/25/2012     1/25/2011     6/25/2009    10/25/2007      3/25/2007    10/25/2006
       Window                      49 -  109       41 -  92      33 -  74      25 -  55      20 -  35       16 -  28      13 -  23
------ ------------------------ ------------- -------------- ------------- ------------- ------------- -------------- -------------
 A-4   WAL                             14.78          12.75         10.42          7.80          6.03           4.40          2.81
       First Payment Date         12/25/2013      7/25/2012     1/25/2011     6/25/2009    10/25/2007      3/25/2007    10/25/2006
       Expected Final Maturity     5/25/2032      8/25/2030     5/25/2027     5/25/2022    10/25/2018      3/25/2016     4/25/2014
       Window                     109 -  330      92 -  309     74 -  270     55 -  210     35 -  167      28 -  136     23 -  113
------ ------------------------ ------------- -------------- ------------- ------------- ------------- -------------- -------------
 M-1   WAL                             11.17           9.55          7.75          5.86          4.97           4.72          5.32
       First Payment Date         12/25/2009      2/25/2009     4/25/2008     2/25/2008     4/25/2008      8/25/2008     1/25/2009
       Expected Final Maturity     8/25/2029      3/25/2027     8/25/2023     4/25/2019     3/25/2016      1/25/2014     6/25/2012
       Window                      61 -  297      51 -  268     41 -  225     39 -  173     41 -  136      45 -  110      50 -  91
------ ------------------------ ------------- -------------- ------------- ------------- ------------- -------------- -------------
 M-2   WAL                             11.07           9.45          7.65          5.76          4.76           4.27          4.13
       First Payment Date         12/25/2009      2/25/2009     4/25/2008    12/25/2007     2/25/2008      3/25/2008     5/25/2008
       Expected Final Maturity    11/25/2027      4/25/2025    10/25/2021    10/25/2017     1/25/2015      2/25/2013     9/25/2011
       Window                      61 -  276      51 -  245     41 -  203     37 -  155     39 -  122       40 -  99      42 -  82
------ ------------------------ ------------- -------------- ------------- ------------- ------------- -------------- -------------
 M-3   WAL                             10.92           9.30          7.53          5.65          4.64           4.08          3.82
       First Payment Date         12/25/2009      2/25/2009     4/25/2008    12/25/2007     1/25/2008      2/25/2008     4/25/2008
       Expected Final Maturity     3/25/2025      8/25/2022     7/25/2019    11/25/2015     7/25/2013     11/25/2011     8/25/2010
       Window                      61 -  244      51 -  213     41 -  176     37 -  132     38 -  104       39 -  84      41 -  69
------ ------------------------ ------------- -------------- ------------- ------------- ------------- -------------- -------------
 B-1   WAL                             10.78           9.17          7.42          5.56          4.55           3.99          3.70
       First Payment Date         12/25/2009      2/25/2009     4/25/2008    12/25/2007     1/25/2008      2/25/2008     2/25/2008
       Expected Final Maturity    12/25/2023      5/25/2021     7/25/2018     1/25/2015    11/25/2012      5/25/2011     3/25/2010
       Window                      61 -  229      51 -  198     41 -  164     37 -  122      38 -  96       39 -  78      39 -  64
------ ------------------------ ------------- -------------- ------------- ------------- ------------- -------------- -------------
 B-2   WAL                             10.60           9.01          7.28          5.45          4.46           3.88          3.58
       First Payment Date         12/25/2009      2/25/2009     4/25/2008    12/25/2007    12/25/2007      1/25/2008     2/25/2008
       Expected Final Maturity     7/25/2022      1/25/2020     5/25/2017     3/25/2014     3/25/2012     10/25/2010    10/25/2009
       Window                      61 -  212      51 -  182     41 -  150     37 -  112      37 -  88       38 -  71      39 -  59
------ ------------------------ ------------- -------------- ------------- ------------- ------------- -------------- -------------
 B-3   WAL                             10.37           8.82          7.10          5.32          4.33           3.79          3.49
       First Payment Date         12/25/2009      2/25/2009     4/25/2008    12/25/2007    12/25/2007      1/25/2008     1/25/2008
       Expected Final Maturity     3/25/2021     12/25/2018     4/25/2016     5/25/2013     7/25/2011      4/25/2010     5/25/2009
       Window                      61 -  196      51 -  169     41 -  137     37 -  102      37 -  80       38 -  65      38 -  54
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 17

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           SENSITIVITY ANALYSIS (CONT)

------------------------------------------------------------------------------------------------------------------------------------
      TO 10% CALL                                                         TO MATURITY
      -------------------------------------------------------------      -----------------------------------------------------------
             % of CPR                 20           25           30             % of CPR                  20         25           30
----- ------------------------ ----------- ------------ ----------- ----------------------------  ----------- ----------  ----------

 A-1  WAL                         3.37        2.64         2.11      A-1 WAL                         3.66       2.88         2.30
      First Payment Date       12/25/2004  12/25/2004   12/25/2004       First Payment Date       12/25/2004  12/25/2004  12/25/2004
      Expected Final Maturity  9/25/2014    8/25/2012    3/25/2011       Expected Final Maturity  12/25/2025   1/25/2022   2/25/2019
      Window                    1 - 118      1 - 93       1 - 76         Window                    1 - 253     1 - 206     1 - 171
----- ------------------------ ----------- ------------ ----------- ----------------------------  ----------- ----------  ----------
 A-2  WAL                         1.17        0.93         0.77      A-2 WAL                         1.17       0.93         0.77
      First Payment Date       12/25/2004  12/25/2004   12/25/2004       First Payment Date       12/25/2004  12/25/2004  12/25/2004
      Expected Final Maturity  5/25/2007   11/25/2006    6/25/2006       Expected Final Maturity   5/25/2007  11/25/2006   6/25/2006
      Window                     1 - 30      1 - 24       1 - 19         Window                     1 - 30     1 - 24       1 - 19
----- ------------------------ ----------- ------------ ----------- ----------------------------  ----------- ----------  ----------
 A-3  WAL                         3.74        2.87         2.21      A-3 WAL                         3.74       2.87         2.21
      First Payment Date       5/25/2007   11/25/2006    6/25/2006       First Payment Date        5/25/2007  11/25/2006   6/25/2006
      Expected Final Maturity  6/25/2010    4/25/2009   10/25/2007       Expected Final Maturity   6/25/2010   4/25/2009  10/25/2007
      Window                    30 - 67      24 - 53      19 - 35        Window                    30 - 67     24 - 53     19 - 35
----- ------------------------ ----------- ------------ ----------- ----------------------------  ----------- ----------  ----------
 A-4  WAL                         8.27        6.52         5.25      A-4 WAL                         9.59       7.61         6.14
      First Payment Date       6/25/2010    4/25/2009   10/25/2007       First Payment Date        6/25/2010  4/25/2009   10/25/2007
      Expected Final Maturity  9/25/2014    8/25/2012    3/25/2011       Expected Final Maturity  12/25/2025  1/25/2022    2/25/2019
      Window                    67 - 118     53 - 93      35 - 76        Window                    67 - 253   53 - 206     35 - 171
----- ------------------------ ----------- ------------ ----------- ----------------------------  ----------- ----------  ----------
 M-1  WAL                         6.45        5.20         4.58      M-1 WAL                         7.10       5.74         5.02
      First Payment Date       12/25/2007   2/25/2008    4/25/2008       First Payment Date       12/25/2007   2/25/2008  4/25/2008
      Expected Final Maturity  9/25/2014    8/25/2012    3/25/2011       Expected Final Maturity   5/25/2022  12/25/2018  6/25/2016
      Window                    37 - 118     39 - 93      41 - 76        Window                    37 - 210   39 - 169     41 - 139
----- ------------------------ ----------- ------------ ----------- ----------------------------  ----------- ----------  ----------
 M-2  WAL                         6.45        5.17         4.44      M-2 WAL                         7.01       5.63         4.82
      First Payment Date       12/25/2007   1/25/2008    2/25/2008       First Payment Date       12/25/2007  1/25/2008   2/25/2008
      Expected Final Maturity  9/25/2014    8/25/2012    3/25/2011       Expected Final Maturity   7/25/2020  6/25/2017   3/25/2015
      Window                    37 - 118     38 - 93      39 - 76        Window                    37 - 188   38 - 151     39 - 124
----- ------------------------ ----------- ------------ ----------- ----------------------------  ----------- ----------  ----------
 M-3  WAL                         6.45        5.16         4.39      M-3 WAL                         6.89       5.52         4.69
      First Payment Date       12/25/2007  12/25/2007    1/25/2008       First Payment Date       12/25/2007  12/25/2007  1/25/2008
      Expected Final Maturity  9/25/2014    8/25/2012    3/25/2011       Expected Final Maturity   5/25/2018   8/25/2015  9/25/2013
      Window                    37 - 118     37 - 93      38 - 76        Window                    37 - 162   37 - 129     38 - 106
----- ------------------------ ----------- ------------ ----------- ----------------------------  ----------- ----------  ----------
 B-1  WAL                         6.45        5.15         4.38      B-1 WAL                         6.79       5.43         4.60
      First Payment Date       12/25/2007  12/25/2007    1/25/2008       First Payment Date       12/25/2007  12/25/2007  1/25/2008
      Expected Final Maturity  9/25/2014    8/25/2012    3/25/2011       Expected Final Maturity   6/25/2017  11/25/2014  1/25/2013
      Window                    37 - 118     37 - 93      38 - 76        Window                    37 - 151   37 - 120     38 - 98
----- ------------------------ ----------- ------------ ----------- ----------------------------  ----------- ----------  ----------
 B-2  WAL                         6.45        5.15         4.38      B-2 WAL                         6.65       5.32         4.51
      First Payment Date       12/25/2007  12/25/2007   12/25/2007       First Payment Date       12/25/2007  12/25/2007  12/25/2007
      Expected Final Maturity  9/25/2014    8/25/2012    3/25/2011       Expected Final Maturity   5/25/2016  12/25/2013   4/25/2012
      Window                    37 - 118     37 - 93      37 - 76        Window                    37 - 138   37 - 109     37 - 89
----- ------------------------ ----------- ------------ ----------- ----------------------------  ----------- ----------  ----------
 B-3  WAL                         6.44        5.14         4.35      B-3 WAL                         6.49       5.19         4.38
      First Payment Date       12/25/2007  12/25/2007   12/25/2007       First Payment Date       12/25/2007  12/25/2007  12/25/2007
      Expected Final Maturity  9/25/2014    8/25/2012    3/25/2011       Expected Final Maturity   5/25/2015   3/25/2013   8/25/2011
      Window                    37 - 118     37 - 93      37 - 76        Window                    37 - 126   37 - 100     37 - 81
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 18

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   A-1 CAP %     A-2 %    A-3 CAP %   A-4 CAP %   M-1 CAP %   M-2 CAP %   M-3 CAP %   B-1 CAP %    B-2 CAP %   B-3 CAP %
------   ---------     -----    ---------   ---------   ---------   ---------   ---------   ---------    ---------   ---------

        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360
   1         (3)       (3)        (3)         (3)           (3)          (3)        (3)         (3)           (3)         (3)
   2         (3)       (3)        (3)         (3)           (3)          (3)        (3)         (3)           (3)         (3)
   3         (3)       (3)        (3)         (3)           (3)          (3)        (3)         (3)           (3)         (3)
   4       10.07     10.07      10.07       10.07          9.94         9.94       9.94        9.94          9.94        9.94
   5        9.34      9.34       9.34        9.34          9.22         9.22       9.22        9.22          9.22        9.22
   6        9.57      9.57       9.57        9.57          9.44         9.44       9.44        9.44          9.44        9.44
   7        9.35      9.35       9.35        9.35          9.22         9.22       9.22        9.22          9.22        9.22
   8        9.58      9.58       9.58        9.58          9.44         9.44       9.44        9.44          9.44        9.44
   9        9.36      9.36       9.36        9.36          9.22         9.22       9.22        9.22          9.22        9.22
  10        9.36      9.36       9.36        9.36          9.22         9.22       9.22        9.22          9.22        9.22
  11        9.59      9.59       9.59        9.59          9.44         9.44       9.44        9.44          9.44        9.44
  12        9.37      9.37       9.37        9.37          9.22         9.22       9.22        9.22          9.22        9.22
  13        9.60      9.60       9.60        9.60          9.44         9.44       9.44        9.44          9.44        9.44
  14        9.38      9.38       9.38        9.38          9.22         9.22       9.22        9.22          9.22        9.22
  15        9.38      9.38       9.38        9.38          9.22         9.22       9.22        9.22          9.22        9.22
  16       10.13     10.13      10.13       10.13          9.94         9.94       9.94        9.94          9.94        9.94
  17        9.39      9.39       9.39        9.39          9.22         9.22       9.22        9.22          9.22        9.22
  18        9.63      9.63       9.63        9.63          9.44         9.44       9.44        9.44          9.44        9.44
  19        9.41      9.41       9.41        9.41          9.22         9.22       9.22        9.22          9.22        9.22
  20        9.64      9.64       9.64        9.64          9.44         9.44       9.44        9.44          9.44        9.44
  21        9.64      9.64       9.64        9.64          9.43         9.43       9.43        9.43          9.43        9.43
  22        9.58      9.58       9.58        9.58          9.47         9.47       9.47        9.47          9.47        9.47
  23        9.88      9.88       9.88        9.88          9.75         9.75       9.75        9.75          9.75        9.75
  24        9.60      9.60       9.60        9.60          9.47         9.47       9.47        9.47          9.47        9.47
  25        9.90      9.90       9.90        9.90          9.75         9.75       9.75        9.75          9.75        9.75
  26        9.62       -         9.62        9.62          9.47         9.47       9.47        9.47          9.47        9.47
  27        9.72       -         9.72        9.72          9.56         9.56       9.56        9.56          9.56        9.56
  28       10.86       -        10.86       10.86         10.67        10.67      10.67       10.67         10.67       10.67
  29        9.85       -         9.85        9.85          9.69         9.69       9.69        9.69          9.69        9.69
  30       10.18       -        10.18       10.18          9.99         9.99       9.99        9.99          9.99        9.99
  31        9.88       -         9.88        9.88          9.69         9.69       9.69        9.69          9.69        9.69
  32       10.21       -        10.21       10.21          9.99         9.99       9.99        9.99          9.99        9.99
  33       10.07       -        10.07       10.07          9.84         9.84       9.84        9.84          9.84        9.84
  34       10.66       -        10.66       10.66         10.17        10.17      10.17       10.17         10.17       10.17
  35       11.04       -        11.04       11.04         10.51        10.51      10.51       10.51         10.51       10.51
  36       10.70       -        10.70       10.70         10.17        10.17      10.17       10.17         10.17       10.17
  37       21.51       -        21.51       21.51         10.51        10.51      10.51       10.51         10.51       10.51
  38       11.88       -        11.88       11.88         10.17        10.17      10.17       10.17         10.17       10.17
  39       11.97       -        11.97       11.97         10.29        10.29      10.29       10.29         10.29       10.29
  40       13.59       -        13.59       13.59         11.80        11.80      11.80       11.80         11.80       11.80
  41       12.67       -        12.67       12.67         11.04        11.04      11.04       11.04         11.04       11.04

(1)  Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 19

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   A-1 CAP %     A-2 %    A-3 CAP %   A-4 CAP %   M-1 CAP %   M-2 CAP %   M-3 CAP %   B-1 CAP %    B-2 CAP %   B-3 CAP %
------   ---------     -----    ---------   ---------   ---------   ---------   ---------   ---------    ---------   ---------

        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360
   42       13.09       -          13.09      13.09        11.41      11.41        11.41       11.41        11.41        11.41
   43       12.67       -          12.67      12.67        11.04      11.04        11.04       11.04        11.04        11.04
   44       13.09       -          13.09      13.09        11.41      11.41        11.41       11.41        11.41        11.41
   45       12.74       -          12.74      12.74        11.11      11.11        11.11       11.11        11.11        11.11
   46       13.02       -          13.02      13.02        11.38      11.38        11.38       11.38        11.38        11.38
   47       13.45       -          13.45      13.45        11.76      11.76        11.76       11.76        11.76        11.76
   48       13.02       -          13.02      13.02        11.38      11.38        11.38       11.38        11.38        11.38
   49       13.45       -          13.45      13.45        11.75      11.75        11.75       11.75        11.75        11.75
   50       13.02       -          13.02      13.02        11.37      11.37        11.37       11.37        11.37        11.37
   51       13.05       -          13.05      13.05        11.41      11.41        11.41       11.41        11.41        11.41
   52       14.53       -          14.53      14.53        12.71      12.71        12.71       12.71        12.71        12.71
   53       13.13       -          13.13      13.13        11.48      11.48        11.48       11.48        11.48        11.48
   54       13.56       -          13.56      13.56        11.86      11.86        11.86       11.86        11.86        11.86
   55       13.13       -          13.13      13.13        11.48      11.48        11.48       11.48        11.48        11.48
   56       13.57       -            -        13.57        11.86      11.86        11.86       11.86        11.86        11.86
   57       13.16       -            -        13.16        11.51      11.51        11.51       11.51        11.51        11.51
   58       13.21       -            -        13.21        11.56      11.56        11.56       11.56        11.56        11.56
   59       13.66       -            -        13.66        11.95      11.95        11.95       11.95        11.95        11.95
   60       13.22       -            -        13.22        11.56      11.56        11.56       11.56        11.56        11.56
   61       13.66       -            -        13.66        11.95      11.95        11.95       11.95        11.95        11.95
   62       13.22       -            -        13.22        11.56      11.56        11.56       11.56        11.56        11.56
   63       13.23       -            -        13.23        11.57      11.57        11.57       11.57        11.57        11.57
   64       14.65       -            -        14.65        12.81      12.81        12.81       12.81        12.81        12.81
   65       13.23       -            -        13.23        11.57      11.57        11.57       11.57        11.57        11.57
   66       13.67       -            -        13.67        11.96      11.96        11.96       11.96        11.96        11.96
   67       13.23       -            -        13.23        11.57      11.57        11.57       11.57        11.57        11.57
   68       13.67       -            -        13.67        11.96      11.96        11.96       11.96        11.96        11.96
   69       13.23       -            -        13.23        11.57      11.57        11.57       11.57        11.57        11.57
   70       13.23       -            -        13.23        11.57      11.57        11.57       11.57        11.57        11.57
   71       13.57       -            -        13.57        11.96      11.96        11.96       11.96        11.96        11.96
   72       12.06       -            -        12.06        11.57      11.57        11.57       11.57        11.57        11.57
   73       12.47       -            -        12.47        11.96      11.96        11.96       11.96        11.96        11.96
   74       12.08       -            -        12.08        11.57      11.57        11.57       11.57        11.57        11.57
   75       12.10       -            -        12.10        11.57      11.57        11.57       11.57        11.57        11.57
   76       13.41       -            -        13.41        12.81      12.81        12.81       12.81        12.81        12.81
   77       12.13       -            -        12.13        11.57      11.57        11.57       11.57        11.57        11.57
   78       12.54       -            -        12.54        11.96      11.96        11.96       11.96        11.96        11.96
   79       12.15       -            -        12.15        11.57      11.57        11.57       11.57        11.57        11.57
   80       12.57       -            -        12.57        11.96      11.96        11.96       11.96        11.96        11.96
   81       12.18       -            -        12.18        11.57      11.57        11.57       11.57        11.57        11.57
   82       12.19       -            -        12.19        11.57      11.57        11.57       11.57        11.57        11.57

(1)  Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 20

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   A-1 CAP %     A-2 %    A-3 CAP %   A-4 CAP %   M-1 CAP %   M-2 CAP %   M-3 CAP %   B-1 CAP %    B-2 CAP %   B-3 CAP %
------   ---------     -----    ---------   ---------   ---------   ---------   ---------   ---------    ---------   ---------

        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360
   83       12.62       -            -        12.62        11.96      11.96        11.96       11.96        11.96        11.96
   84       12.22       -            -        12.22        11.57      11.57        11.57       11.57        11.57        11.57
   85       12.65       -            -        12.65        11.95      11.95        11.95       11.95        11.95        11.95
   86       12.25       -            -        12.25        11.57      11.57        11.57       11.57        11.57        11.57
   87       12.27       -            -        12.27        11.57      11.57        11.57       11.57        11.57        11.57
   88       13.13       -            -        13.13        12.36      12.36        12.36       12.36        12.36        12.36
   89       12.30       -            -        12.30        11.57      11.57        11.57       11.57        11.57        11.57
   90       12.73       -            -        12.73        11.95      11.95        11.95       11.95        11.95        11.95
   91       12.34       -            -        12.34        11.56      11.56        11.56       11.56        11.56        11.56
   92       12.77       -            -        12.77        11.95      11.95        11.95       11.95        11.95        11.95
   93       12.38       -            -        12.38        11.56      11.56        11.56       11.56        11.56        11.56
   94       12.39       -            -        12.39        11.56      11.56        11.56       11.56        11.56        11.56
   95       12.83       -            -        12.83        11.95      11.95        11.95       11.95        11.95        11.95
   96       12.44       -            -        12.44        11.56      11.56        11.56       11.56        11.56        11.56
   97       12.87       -            -        12.87        11.95      11.95        11.95       11.95        11.95        11.95
   98       12.48       -            -        12.48        11.56      11.56        11.56       11.56        11.56        11.56
   99       12.50       -            -        12.50        11.56      11.56        11.56       11.56        11.56        11.56
  100       13.86       -            -        13.86        12.80      12.80        12.80       12.80        12.80        12.80
  101       12.54       -            -        12.54        11.56      11.56        11.56       11.56        11.56        11.56
  102       12.99       -            -        12.99        11.94      11.94        11.94       11.94        11.94        11.94
  103       12.59       -            -        12.59        11.56      11.56        11.56       11.56        11.56        11.56
  104       13.04       -            -        13.04        11.94      11.94        11.94       11.94        11.94        11.94
  105       12.64       -            -        12.64        11.55      11.55        11.55       11.55        11.55          -
  106       12.67       -            -        12.67        11.55      11.55        11.55       11.55        11.55          -
  107       13.12       -            -        13.12        11.94      11.94        11.94       11.94        11.94          -
  108       12.72       -            -        12.72        11.55      11.55        11.55       11.55        11.55          -
  109       13.18       -            -        13.18        11.94      11.94        11.94       11.94        11.94          -
  110       12.78       -            -        12.78        11.55      11.55        11.55       11.55        11.55          -
  111       12.81       -            -        12.81        11.55      11.55        11.55       11.55        11.55          -
  112       14.22       -            -        14.22        12.79      12.79        12.79       12.79        12.79          -
  113       12.87       -            -        12.87        11.55      11.55        11.55       11.55        11.55          -
  114       13.34       -            -        13.34        11.93      11.93        11.93       11.93          -            -
  115       12.94       -            -        12.94        11.55      11.55        11.55       11.55          -            -
  116       13.41       -            -        13.41        11.93      11.93        11.93       11.93          -            -
  117       13.01       -            -        13.01        11.55      11.55        11.55       11.55          -            -
  118       13.05       -            -        13.05        11.55      11.55        11.55       11.55          -            -
  119       13.52       -            -        13.52        11.93      11.93        11.93       11.93          -            -
  120       13.12       -            -        13.12        11.55      11.55        11.55       11.55          -            -
  121       13.60       -            -        13.60        11.93      11.93        11.93       11.93          -            -
  122       13.20       -            -        13.20        11.55      11.55        11.55       11.55          -            -
  123       13.24       -            -        13.24        11.55      11.55        11.55       11.55          -            -

(1)  Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 21

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   A-1 CAP %     A-2 %    A-3 CAP %   A-4 CAP %   M-1 CAP %   M-2 CAP %   M-3 CAP %   B-1 CAP %    B-2 CAP %   B-3 CAP %
------   ---------     -----    ---------   ---------   ---------   ---------   ---------   ---------    ---------   ---------

        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360
  124       14.70       -            -        14.70        12.78      12.78        12.78       12.78          -            -
  125       13.32       -            -        13.32        11.54      11.54        11.54         -            -            -
  126       13.81       -            -        13.81        11.93      11.93        11.93         -            -            -
  127       13.41       -            -        13.41        11.54      11.54        11.54         -            -            -
  128       13.91       -            -        13.91        11.93      11.93        11.93         -            -            -
  129       13.51       -            -        13.51        11.54      11.54        11.54         -            -            -
  130       13.56       -            -        13.56        11.54      11.54        11.54         -            -            -
  131       14.06       -            -        14.06        11.93      11.93        11.93         -            -            -
  132       13.66       -            -        13.66        11.54      11.54        11.54         -            -            -
  133       14.17       -            -        14.17        11.93      11.93        11.93         -            -            -
  134       13.77       -            -        13.77        11.54      11.54        11.54         -            -            -
  135       13.82       -            -        13.82        11.54      11.54          -           -            -            -
  136       14.84       -            -        14.84        12.34      12.34          -           -            -            -
  137       13.94       -            -        13.94        11.54      11.54          -           -            -            -
  138       14.46       -            -        14.46        11.93      11.93          -           -            -            -
  139       14.06       -            -        14.06        11.54      11.54          -           -            -            -
  140       14.59       -            -        14.59        11.93      11.93          -           -            -            -
  141       14.19       -            -        14.19        11.54      11.54          -           -            -            -
  142       14.25       -            -        14.25        11.54      11.54          -           -            -            -
  143       14.80       -            -        14.80        11.93      11.93          -           -            -            -
  144       14.39       -            -        14.39        11.54      11.54          -           -            -            -
  145       14.95       -            -        14.95        11.92      11.92          -           -            -            -
  146       14.54       -            -        14.54        11.54      11.54          -           -            -            -
  147       14.62       -            -        14.62        11.54      11.54          -           -            -            -
  148       16.27       -            -        16.27        12.78      12.78          -           -            -            -
  149       14.77       -            -        14.77        11.54      11.54          -           -            -            -
  150       15.35       -            -        15.35        11.92      11.92          -           -            -            -
  151       14.94       -            -        14.94        11.54      11.54          -           -            -            -
  152       15.53       -            -        15.53        11.92      11.92          -           -            -            -
  153       15.12       -            -        15.12        11.54      11.54          -           -            -            -
  154       15.21       -            -        15.21        11.54      11.54          -           -            -            -
  155       15.81       -            -        15.81        11.93      11.93          -           -            -            -
  156       15.40       -            -        15.40        11.54      11.54          -           -            -            -
  157       16.01       -            -        16.01        11.93      11.93          -           -            -            -
  158       15.60       -            -        15.60        11.54        -            -           -            -            -
  159       15.70       -            -        15.70        11.54        -            -           -            -            -
  160       17.50       -            -        17.50        12.78        -            -           -            -            -
  161       15.92       -            -        15.92        11.54        -            -           -            -            -
  162       16.57       -            -        16.57        11.93        -            -           -            -            -
  163       16.15       -            -        16.15        11.54        -            -           -            -            -
  164       16.81       -            -        16.81        11.93        -            -           -            -            -

(1)  Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 22

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   A-1 CAP %     A-2 %    A-3 CAP %   A-4 CAP %   M-1 CAP %   M-2 CAP %   M-3 CAP %   B-1 CAP %    B-2 CAP %   B-3 CAP %
------   ---------     -----    ---------   ---------   ---------   ---------   ---------   ---------    ---------   ---------

        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360
  165       16.39       -            -        16.39        11.54        -            -           -            -            -
  166       16.51       -            -        16.51        11.54        -            -           -            -            -
  167       17.20       -            -        17.20        11.93        -            -           -            -            -
  168       16.77       -            -        16.77        11.54        -            -           -            -            -
  169       17.47       -            -        17.47        11.93        -            -           -            -            -
  170       17.05       -            -        17.05        11.54        -            -           -            -            -
  171       17.19       -            -        17.19        11.55        -            -           -            -            -
  172       19.20       -            -        19.20        12.78        -            -           -            -            -
  173       17.49       -            -        17.49        11.55        -            -           -            -            -
  174       18.23       -            -        18.23        11.93        -            -           -            -            -
  175       17.80       -            -        17.80        11.55        -            -           -            -            -
  176       18.60       -            -        18.60        11.94        -            -           -            -            -
  177       18.29       -            -        18.29          -          -            -           -            -            -
  178       18.96       -            -        18.96          -          -            -           -            -            -
  179       19.92       -            -        19.92          -          -            -           -            -            -
  180       19.61       -            -        19.61          -          -            -           -            -            -
  181       20.63       -            -        20.63          -          -            -           -            -            -
  182       20.35       -            -        20.35          -          -            -           -            -            -
  183       20.75       -            -        20.75          -          -            -           -            -            -
  184       22.65       -            -        22.65          -          -            -           -            -            -
  185       21.65       -            -        21.65          -          -            -           -            -            -
  186       22.89       -            -        22.89          -          -            -           -            -            -
  187       22.68       -            -        22.68          -          -            -           -            -            -
  188       24.04       -            -        24.04          -          -            -           -            -            -
  189       23.89       -            -        23.89          -          -            -           -            -            -
  190       24.57       -            -        24.57          -          -            -           -            -            -
  191       26.15       -            -        26.15          -          -            -           -            -            -
  192       26.12       -            -        26.12          -          -            -           -            -            -
  193       27.90       -            -        27.90          -          -            -           -            -            -
  194       27.98       -            -        27.98          -          -            -           -            -            -
  195       29.06       -            -        29.06          -          -            -           -            -            -
  196       33.50       -            -        33.50          -          -            -           -            -            -
  197       31.59       -            -        31.59          -          -            -           -            -            -
  198       34.20       -            -        34.20          -          -            -           -            -            -
  199       34.81       -            -        34.81          -          -            -           -            -            -
  200       37.98       -            -        37.98          -          -            -           -            -            -
  201       38.99       -            -        38.99          -          -            -           -            -            -
  202       41.60       -            -        41.60          -          -            -           -            -            -
  203       46.16       -            -        46.16          -          -            -           -            -            -
  204       48.34       -            -        48.34          -          -            -           -            -            -
  205       54.55       -            -        54.55          -          -            -           -            -            -

(1)  Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 23

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                         SCHEDULE OF AVAILABLE FUNDS AND
             SUPPLEMENTAL INTEREST RATE CAP RATES (CASH CAP) (1)(2)

PERIOD   A-1 CAP %     A-2 %    A-3 CAP %   A-4 CAP %   M-1 CAP %   M-2 CAP %   M-3 CAP %   B-1 CAP %    B-2 CAP %   B-3 CAP %
------   ---------     -----    ---------   ---------   ---------   ---------   ---------   ---------    ---------   ---------

        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360   ACTUAL/360  ACTUAL/360
  206       58.32       -            -        58.32          -          -            -           -            -            -
  207       65.36       -            -        65.36          -          -            -           -            -            -
  208       82.62       -            -        82.62          -          -            -           -            -            -
  209       87.35       -            -        87.35          -          -            -           -            -            -
  210      109.46       -            -       109.46          -          -            -           -            -            -
  211      135.59       -            -       135.59          -          -            -           -            -            -
  212      196.77       -            -       196.77          -          -            -           -            -            -
  213      326.05       -            -       326.05          -          -            -           -            -            -
  214         *         -            -          *            -          -            -           -            -            -

*    In period 214, the Class A-1Certificate has an approximate beginning balance of $11,717 and is paid approximately $33,058 in interest and the
     Class A-4 Certificate has an approximate beginning balance of $22,392 and is paid approximately $63,175 in interest.

(1)  Cash available to pay current and prior interest and basis risk carry forward amount divided by the current bond balance

(2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
     LIBOR rate of 20%

(3)  A Prefunding period exists for Periods 1 through 3

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 24

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           INTEREST RATE CAP SCHEDULES

             Class A Interest Rate Cap            Class M Certificates Interest Rate Cap      Class B Certificates Interest Rate Cap
       -----------------------------------        --------------------------------------      --------------------------------------

       Class A Interest                            Class M Interest                            Class B Interest
       Rate Cap Notional    Strike Ceiling         Rate Cap Notional    Strike Ceiling         Rate Cap Notional   Strike   Ceiling
       Balance  ($)          (%)    (%)            Balance ($)           (%)     (%)           Balance ($)           (%)     (%)

  1      582,210,000.00     6.50    9.00       1      92,600,000.00      5.80   8.30       1     25,190,000.00      4.10     6.60
  2      569,937,367.12     6.50    9.00       2      92,600,000.00      5.80   8.30       2     25,190,000.00      4.10     6.60
  3      556,911,406.81     6.50    9.00       3      92,600,000.00      5.80   8.30       3     25,190,000.00      4.10     6.60
  4      543,124,638.18     6.50    9.00       4      92,600,000.00      5.80   8.30       4     25,190,000.00      4.10     6.60
  5      528,569,925.87     6.50    9.00       5      92,600,000.00      5.80   8.30       5     25,190,000.00      4.10     6.60
  6      514,151,018.23     6.50    9.00       6      92,600,000.00      5.80   8.30       6     25,190,000.00      4.10     6.60
  7      499,864,546.48     6.50    9.00       7      92,600,000.00      5.80   8.30       7     25,190,000.00      4.10     6.60
  8      485,708,053.86     6.50    9.00       8      92,600,000.00      5.80   8.30       8     25,190,000.00      4.10     6.60
  9      471,679,979.73     6.50    9.00       9      92,600,000.00      5.80   8.30       9     25,190,000.00      4.10     6.60
 10      457,779,729.68     6.50    9.00      10      92,600,000.00      5.80   8.30      10     25,190,000.00      4.10     6.60
 11      444,007,372.68     6.50    9.00      11      92,600,000.00      5.80   8.30      11     25,190,000.00      4.10     6.60
 12      430,384,040.86     6.50    9.00      12      92,600,000.00      5.80   8.30      12     25,190,000.00      4.10     6.60
 13      417,059,060.03     6.50    9.00      13      92,600,000.00      5.80   8.30      13     25,190,000.00      4.10     6.60
 14      404,049,126.96     6.50    9.00      14      92,600,000.00      5.80   8.30      14     25,190,000.00      4.10     6.60
 15      391,347,857.62     6.50    9.00      15      92,600,000.00      5.80   8.30      15     25,190,000.00      4.10     6.60
 16      378,947,996.74     6.50    9.00      16      92,600,000.00      5.80   8.30      16     25,190,000.00      4.10     6.60
 17      366,842,390.30     6.50    9.00      17      92,600,000.00      5.80   8.30      17     25,190,000.00      4.10     6.60
 18      355,024,087.94     6.50    9.00      18      92,600,000.00      5.80   8.30      18     25,190,000.00      4.10     6.60
 19      343,486,303.01     6.50    9.00      19      92,600,000.00      5.80   8.30      19     25,190,000.00      4.10     6.60
 20      332,222,408.68     6.50    9.00      20      92,600,000.00      5.80   8.30      20     25,190,000.00      4.10     6.60
 21      321,225,934.22     6.50    9.00      21      92,600,000.00      5.80   8.30      21     25,190,000.00      4.10     6.60
 22      310,492,878.79     8.35    9.25      22      92,600,000.00      7.50   8.55      22     25,190,000.00      5.80     6.85
 23      300,005,629.90     8.35    9.25      23      92,600,000.00      7.50   8.55      23     25,190,000.00      5.80     6.85
 24      289,767,394.47     8.35    9.25      24      92,600,000.00      7.50   8.55      24     25,190,000.00      5.80     6.85
 25      279,772,291.55     8.35    9.25      25      92,600,000.00      7.50   8.55      25     25,190,000.00      5.80     6.85
 26      270,014,578.63     8.35    9.25      26      92,600,000.00      7.50   8.55      26     25,190,000.00      5.80     6.85
 27      260,488,648.40     8.35    9.25      27      92,600,000.00      7.50   8.55      27     25,190,000.00      5.80     6.85
 28      251,189,025.52     9.20    9.50      28      92,600,000.00      8.30   8.80      28     25,190,000.00      6.60     7.10
 29      242,110,426.84     9.20    9.50      29      92,600,000.00      8.30   8.80      29     25,190,000.00      6.60     7.10
 30      233,247,565.74     9.20    9.50      30      92,600,000.00      8.30   8.80      30     25,190,000.00      6.60     7.10
 31      224,595,344.70     9.20    9.50      31      92,600,000.00      8.30   8.80      31     25,190,000.00      6.60     7.10
 32      216,148,786.22     9.20    9.50      32      92,600,000.00      8.30   8.80      32     25,190,000.00      6.60     7.10
 33      207,903,030.01     9.20    9.50      33      92,600,000.00      8.30   8.80      33     25,190,000.00      6.60     7.10

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------

                                    Page 25

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------
                      DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Statistics given below are for the Mortgage Loans in the pool as of the Cut-off
Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans.

                                                    SUMMARY STATISTICS      RANGE (IF APPLICABLE)
                                                    ------------------      ---------------------

NUMBER OF MORTGAGE LOANS:                                 3,578

AGGREGATE CURRENT PRINCIPAL BALANCE:                   $585,967,785          $10,366 - $797,275

AVERAGE CURRENT PRINCIPAL BALANCE:                       $163,770

AGGREGATE ORIGINAL PRINCIPAL BALANCE:                  $587,321,479          $10,500 - $800,000

AVERAGE ORIGINAL PRINCIPAL BALANCE:                      $164,148

1ST LIEN:                                                 97.60%

WTD. AVG. MORTGAGE RATE:                                  7.463%              4.500% - 13.375%

WTD. AVG. ORIGINAL TERM TO MATURITY (MONTHS):              352                    120 - 360

WTD. AVG. REMAINING TERM TO MATURITY (MONTHS):             349                    116 - 359

WTD. AVG. MARGIN (ARM LOANS ONLY):                        6.645%              1.740% - 14.000%

WTD. AVG. MAXIMUM MORTGAGE RATE
(ARM LOANS ONLY):                                        13.982%              9.990% - 18.840%

WTD. AVG. MINIMUM MORTGAGE RATE
(ARM LOANS ONLY):                                         7.467%              2.250% - 12.590%

WTD. AVG. COMBINED ORIGINAL LTV:                          79.99%              13.10% - 100.00%

WTD. AVG. BORROWER FICO:                                   632                    500 - 802

Geographic Distribution (Top 5):                      CA        43.32%
                                                      FL        12.59%
                                                      NY         4.69%
                                                      MD         2.54%
                                                      NV         2.47%

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 26

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                        Mortgage
                                                        Aggregate        Pool by        Weighted             Weighted
                                                          Cut-off      Aggregate         Average   Weighted   Average
                                          Number             Date        Cut-off           Gross    Average  Original    Weighted
                                              of        Principal           Date        Interest  Remaining  Combined     Average
                                        Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Product Types                              Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

Fixed - 10 Year                               6           195,079           0.03           8.714        117     75.55       648.7
Fixed - 15 Year                              84         9,047,430           1.54           7.176        176     68.04       657.5
Fixed - 20 Year                              88         4,600,010           0.79           8.623        236     85.74       655.7
Fixed - 25 Year                               6           438,126           0.07           8.517        297     79.78       649.8
Fixed - 30 Year                             475        82,728,713          14.12           6.839        356     73.96       662.4
Fixed Balloon - 15/30                       277        12,637,968           2.16          10.068        177     95.00       666.9
ARM - 1 Year/6 Month                          1           331,636           0.06           5.890        356     71.77       583.0
ARM - 2 Year/6 Month                      1,860       300,412,032          51.27           7.830        357     80.43       609.0
ARM - 3 Year/6 Month                        233        39,522,581           6.74           7.261        356     81.64       617.2
ARM - 5 Year/6 Month                         11         1,545,098           0.26           6.858        356     81.98       627.2
Interest Only ARM - 5 Year/6 Month            5         1,551,260           0.26           6.083        357     79.08       713.8
Interest Only ARM - 2 Year/6 Month          414       105,165,769          17.95           6.845        356     81.83       664.5
Interest Only ARM - 3 Year/6 Month           97        22,580,466           3.85           6.797        356     81.78       662.0
Interest Only Fixed Balloon - 15/30           2           326,280           0.06           6.580        175     79.99       614.2
Interest Only Fixed - 30 Year                19         4,885,338           0.83           6.836        356     71.94       685.4
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,578       585,967,785         100.00          07.463        349     79.99       632.4
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                     Mortgage
                                       Aggregate      Pool by        Weighted                Weighted
                                         Cut-off    Aggregate         Average     Weighted    Average
                             Number         Date      Cut-off           Gross      Average   Original     Weighted
                                 of    Principal         Date        Interest    Remaining   Combined      Average
                           Mortgage      Balance    Principal            Rate         Term        LTV         FICO
Originator                    Loans          ($)      Balance             (%)     (Months)        (%)        Score
------------------------------------------------------------------------------------------------------------------

Chapel                         534   107,033,607        18.27           7.386         351       80.55       648.5
Home Owners                    760    91,086,899        15.54           9.031         354       80.50       594.7
First Banc                     548    76,208,367        13.01           7.220         342       81.69       644.0
Impac                          344    75,540,061        12.89           7.100         354       78.57       629.4
Aegis                          421    61,128,883        10.43           6.850         334       74.64       651.8
BNC                            267    53,579,494         9.14           7.251         350       82.19       612.0
Encore                         210    48,314,960         8.25           6.816         353       81.02       638.5
Lenders Direct                 177    22,495,425         3.84           7.611         336       82.70       656.5
Home Loan                      141    20,891,851         3.57           6.956         357       79.08       642.6
Master Financial               107    14,610,052         2.49           7.241         344       83.16       657.7
Peoples Choice                  41     7,771,459         1.33           7.608         356       80.74       618.8
All State                       28     7,306,728         1.25           7.580         354       71.30       586.3
------------------------------------------------------------------------------------------------------------------
Total:                       3,578   585,967,785       100.00           7.463         349       79.99       632.4
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                     Mortgage
                                       Aggregate      Pool by        Weighted                Weighted
                                         Cut-off    Aggregate         Average     Weighted    Average
                             Number         Date      Cut-off           Gross      Average   Original     Weighted
                                 of    Principal         Date        Interest    Remaining   Combined      Average
                           Mortgage      Balance    Principal            Rate         Term        LTV         FICO
Lien Position                 Loans          ($)      Balance             (%)     (Months)        (%)        Score
------------------------------------------------------------------------------------------------------------------

1st Lien                     3,210     571,910,855      97.60           7.386          352      79.55        631.7
2nd Lien                       368      14,056,930       2.40          10.614          199      98.09        663.5
-------------------------------------------------------------------------------------------------------------------
Total:                       3,578     585,967,785     100.00           7.463          349      79.99        632.4
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 27

------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                     Mortgage
                                       Aggregate      Pool by        Weighted                Weighted
                                         Cut-off    Aggregate         Average     Weighted    Average
                             Number         Date      Cut-off           Gross      Average   Original     Weighted
                                 of    Principal         Date        Interest    Remaining   Combined      Average
Range of Gross             Mortgage      Balance    Principal            Rate         Term        LTV         FICO
Interest Rates (%)            Loans          ($)      Balance             (%)     (Months)        (%)        Score
------------------------------------------------------------------------------------------------------------------

4.000 - 4.999                  17      3,814,982         0.65          4.891         333         67.53     695.6
5.000 - 5.999                 276     63,043,430        10.76          5.711         346         73.95     679.2
6.000 - 6.999                 926    201,921,601        34.46          6.599         352         78.54     658.3
7.000 - 7.999                 823    156,533,754        26.71          7.511         355         81.54     623.4
8.000 - 8.999                 525     81,626,592        13.93          8.495         352         82.57     595.1
9.000 - 9.999                 435     45,913,931         7.84          9.526         343         82.83     582.6
10.000 - 10.999               382     24,725,577         4.22         10.470         319         82.78     576.9
11.000 - 11.999               163      7,220,551         1.23         11.370         256         88.35     595.6
12.000 - 12.999                27      1,038,496         0.18         12.238         275         87.53     595.2
13.000 - 13.999                 4        128,872         0.02         13.121         177         93.25     626.4
------------------------------------------------------------------------------------------------------------------
Total:                      3,578    585,967,785       100.00          7.463         349         79.99     632.4
------------------------------------------------------------------------------------------------------------------
Maximum:  4,500
Maximum:  13.375
Weighted Average:  7.463
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                        Mortgage
                                                        Aggregate        Pool by        Weighted             Weighted
                                                          Cut-off      Aggregate         Average   Weighted   Average
                                          Number             Date        Cut-off           Gross    Average  Original    Weighted
                                              of        Principal           Date        Interest  Remaining  Combined     Average
Range of Cut-off Date                   Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Principal Balances ($)                     Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

0.01 - 25,000.00                              95        1,942,100           0.33          10.933        195     98.20       649.3
25,000.01 - 50,000.00                        359       14,062,703           2.40          10.302        262     87.30       619.5
50,000.01 - 75,000.00                        440       27,462,062           4.69           9.057        335     78.80       605.1
75,000.01 - 100,000.00                       407       35,823,510           6.11           8.196        344     79.31       615.3
100,000.01 - 125,000.00                      374       42,151,004           7.19           7.740        346     79.80       626.3
125,000.01 - 150,000.00                      345       47,701,836           8.14           7.618        352     79.71       624.8
150,000.01 - 175,000.00                      257       41,662,533           7.11           7.500        356     79.74       622.4
175,000.01 - 200,000.00                      241       45,168,211           7.71           7.405        355     79.18       628.1
200,000.01 - 225,000.00                      203       43,111,285           7.36           7.331        350     80.22       628.8
225,000.01 - 250,000.00                      156       36,874,812           6.29           7.340        354     79.27       619.8
250,000.01 - 275,000.00                      142       37,286,315           6.36           7.089        354     80.87       633.8
275,000.01 - 300,000.00                      128       36,881,392           6.29           6.990        352     78.56       644.8
300,000.01 - 325,000.00                       70       21,935,541           3.74           7.000        352     81.33       660.1
325,000.01 - 350,000.00                       82       27,666,127           4.72           7.029        352     81.19       643.1
350,000.01 - 375,000.00                       54       19,493,604           3.33           6.981        357     80.97       645.8
375,000.01 - 400,000.00                       49       19,045,398           3.25           6.997        356     82.37       650.0
400,000.01 - 425,000.00                       36       14,884,730           2.54           6.916        357     81.67       646.7
425,000.01 - 450,000.00                       32       14,002,452           2.39           6.819        356     81.47       654.6
450,000.01 - 475,000.00                       17        7,908,735           1.35           6.973        336     80.80       662.1
475,000.01 - 500,000.00                       30       14,697,708           2.51           6.680        356     75.79       666.3
500,000.01 - 525,000.00                        5        2,562,076           0.44           6.503        357     76.30       649.1
525,000.01 - 550,000.00                       12        6,406,860           1.09           6.631        356     79.62       633.7
550,000.01 - 575,000.00                       11        6,185,355           1.06           7.353        356     82.66       649.1
575,000.01 - 600,000.00                       13        7,658,812           1.31           7.023        357     78.42       616.2
600,000.01 (greater than or equal to)         20       13,392,627           2.29           6.843        348     73.61       639.0
----------------------------------------------------------------------------------------------------------------------------------
  Total:                                   3,578      585,967,785         100.00           7.463        349     79.99       632.4
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  10,366
Maximum:  797,275
Average:  163,770
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 28

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                         % of
                                                     Mortgage
                                       Aggregate      Pool by        Weighted                Weighted
                                         Cut-off    Aggregate         Average     Weighted    Average
                             Number         Date      Cut-off           Gross      Average   Original     Weighted
                                 of    Principal         Date        Interest    Remaining   Combined      Average
Original Terms             Mortgage      Balance    Principal            Rate         Term        LTV         FICO
(Months)                      Loans          ($)      Balance             (%)     (Months)        (%)        Score
------------------------------------------------------------------------------------------------------------------

120                                6       195,079       0.03         8.714          117        75.55        648.7
180                              364    22,289,270       3.80         8.806          176        83.65        662.2
240                               88     4,600,010       0.79         8.623          236        85.74        655.7
300                                6       438,126       0.07         8.517          297        79.78        649.8
360                            3,114   558,445,301      95.30         7.399          357        79.80        631.0
--------------------------------------------------------------------------------------------------------------------
Total:                         3,578   585,967,785     100.00         7.463          349        79.99        632.4
--------------------------------------------------------------------------------------------------------------------
Minimum:  120
Maximum:  360
Weighted Average:  352
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                           % of
                                                       Mortgage
                                                         Pool by
                                           Aggregate   Aggregate  Weighted  Weighted       Weighted
                                  Number     Cut-off     Cut-off   Average   Average       Average  Weighted
                                      of        Date        Date     Gross Remaining      Original   Average
Range of Remaining Terms        Mortgage   Principal   Principal  Interest      Term      Combined      FICO
(Months)                           Loans  Balance ($)    Balance  Rate (%)  (Months)       LTV (%)     Score
----------------------------------------------------------------------------------------------------------------

109 - 120                             6      195,079          0.03     8.714     117          75.55      648.7
169 - 180                           364   22,289,270          3.80     8.806     176          83.65      662.2
229 - 240                            88    4,600,010          0.79     8.623     236          85.74      655.7
289 - 300                             6      438,126          0.07     8.517     297          79.78      649.8
337 - 348                             2      162,362          0.03     8.585     347          82.74      605.1
349 - 360                         3,112  558,282,939         95.28     7.398     357          79.80      631.0
----------------------------------------------------------------------------------------------------------------
Total:                            3,578  585,967,785        100.00     7.463     349          79.99      632.4
----------------------------------------------------------------------------------------------------------------
Minimum: 116
Maximum: 359
Weighted Average: 349
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                           % of
                                                       Mortgage
                                                         Pool by
                                           Aggregate   Aggregate  Weighted  Weighted       Weighted
                                  Number     Cut-off     Cut-off   Average   Average       Average  Weighted
                                      of        Date        Date     Gross Remaining      Original   Average
Range of Original Combined      Mortgage   Principal   Principal  Interest      Term      Combined      FICO
LTV Ratios (%)                     Loans  Balance ($)    Balance  Rate (%)  (Months)       LTV (%)     Score
----------------------------------------------------------------------------------------------------------------

(Less than or equal to) 30.00        21    1,882,189        0.32      6.644     320         24.75     638.1
30.01 - 40.00                        30    3,360,940        0.57      7.500     330         35.70     613.1
40.01 - 50.00                        74   11,232,865        1.92      7.202     338         45.74     625.7
50.01 - 60.00                       149   24,114,334        4.12      7.099     345         56.67     628.9
60.01 - 70.00                       347   59,449,832       10.15      7.438     350         66.71     605.9
70.01 - 80.00                     1,418  263,139,258       44.91      7.080     353         78.83     641.2
80.01 - 90.00                       893  156,715,270       26.74      7.776     354         87.58     621.2
90.01 - 100.00                      646   66,073,097       11.28      8.466     323         96.74     651.5
----------------------------- ---------- ------------ -------- ---------- ---------- ---------- ----------
Total                             3,578  585,967,785      100.00      7.463     349         79.99     632.4
----------------------------------------------------------------------------------------------------------
Minimum:  13.10
Maximum:  100.00
Weighted Average:  79.99
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 29

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                        Mortgage
                                                        Aggregate        Pool by        Weighted             Weighted
                                                          Cut-off      Aggregate         Average   Weighted   Average
                                          Number             Date        Cut-off           Gross    Average  Original    Weighted
                                              of        Principal           Date        Interest  Remaining  Combined     Average
Range of                                Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Gross Margins (%)                          Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                          957         114,858,943         19.60          7.301        316        76.24     663.0
(less than or equal to) 5.000             167          37,791,382          6.45          6.333        356        78.90     657.3
5.001 - 5.500                             241          48,095,728          8.21          6.673        357        81.53     638.1
5.501 - 6.000                             411          84,984,419         14.50          6.811        356        80.67     636.5
6.001 - 6.500                             436          87,644,254         14.96          7.173        357        80.07     631.5
6.501 - 7.000                             427          88,616,987         15.12          7.500        357        80.93     630.9
7.001 - 7.500                             219          40,706,247          6.95          7.993        357        82.41     619.7
7.501 - 8.000                             127          19,476,695          3.32          8.413        357        83.29     608.7
8.001 - 8.500                             119          17,371,198          2.96          8.889        357        81.98     588.3
8.501 - 9.000                             110          13,294,434          2.27          9.316        357        81.21     576.1
(greater than or equal to) 9.001          364          33,127,498          5.65         10.099        357        81.11     561.6
----------------------------------------------------------------------------------------------------------------------------------
Total:                                  3,578         585,967,785        100.00          7.463        349        79.99     632.4
Non Fixed Rate Minimum: 1.740
Maximum: 14.000
Non Fixed Rate Weighted Average: 6.645
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                        Mortgage
                                                        Aggregate        Pool by        Weighted             Weighted
                                                          Cut-off      Aggregate         Average   Weighted   Average
                                          Number             Date        Cut-off           Gross    Average  Original    Weighted
                                              of        Principal           Date        Interest  Remaining  Combined     Average
Range of                                Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Minimum Mortgage Rates (%)                 Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                             957      114,858,943          19.60           7.301      316       76.24       663.0
(less than or equal to) 5.000                 30        7,427,033           1.27           5.962      355       80.77       680.4
5.001-5.500                                   38        8,666,512           1.48           5.682      356       80.04       677.8
5.501-6.000                                  142       32,493,593           5.55           5.960      356       78.88       653.7
6.001-6.500                                  264       59,388,583          10.14           6.369      356       78.94       656.9
6.501-7.000                                  471      103,166,944          17.61           6.811      357       80.13       653.9
7.001-7.500                                  314       64,981,932          11.09           7.297      356       81.53       626.0
7.501-8.000                                  357       65,862,382          11.24           7.803      357       82.39       613.4
8.001-8.500                                  238       38,419,247           6.56           8.308      357       83.42       594.8
8.501-9.000                                  202       32,383,788           5.53           8.798      357       82.59       584.9
9.001-9.500                                  152       18,765,232           3.20           9.308      357       81.52       570.3
9.501-10.000                                 167       18,837,967           3.21           9.812      357       82.16       574.5
10.001-10.500                                130       11,202,638           1.91          10.204      357       79.38       550.9
10.501-11.000                                 71        5,862,157           1.00          10.771      357       74.65       539.7
11.001-11.500                                 33        2,116,572           0.36          11.140      357       78.75       544.5
11.501-12.000                                  9          548,821           0.09          11.773      357       73.36       541.4
12.001-12.500                                  2          515,216           0.09           7.925      355       90.00       607.1
12.501-13.000                                  1          470,224           0.08           6.590      355       90.00       641.0
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,578      585,967,785         100.00           7.463      349       79.99       632.4
----------------------------------------------------------------------------------------------------------------------------------
Non Fixed Rate Minimum: 2.250
Maximum: 12.590
Non Fixed Rate Weighted Average: 7.467
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 30

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                          % of
                                                                      Mortgage
                                                      Aggregate        Pool by        Weighted             Weighted
                                                        Cut-off      Aggregate         Average   Weighted   Average
                                        Number             Date        Cut-off           Gross    Average  Original    Weighted
                                            of        Principal           Date        Interest  Remaining  Combined     Average
Range of                              Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Maximum Loan Rates (%)                   Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                          957      114,858,943          19.60            7.301      316      76.24       663.0
(less than or equal to) 13.000            464      101,154,321          17.26            6.282      356      78.91       655.5
13.001-13.500                             325       72,169,039          12.32            6.795      356      79.86       640.6
13.501-14.000                             487      103,220,863          17.62            7.140      357      80.42       641.5
14.001-14.500                             324       59,536,240          10.16            7.711      357      82.85       617.3
14.501-15.000                             337       56,334,128           9.61            8.239      357      83.87       603.5
15.001-15.500                             215       30,138,794           5.14            8.865      357      82.33       580.6
15.501-16.000                             195       24,493,621           4.18            9.457      357      82.86       570.9
16.001-16.500                             141       12,217,783           2.09           10.113      357      80.74       554.1
16.501-17.000                              83        7,804,172           1.33           10.419      357      78.71       578.3
17.001-17.500                              33        2,348,988           0.40           11.011      357      77.73       542.6
17.501-18.000                              13        1,395,328           0.24           11.115      356      67.85       524.3
18.001-18.500                               3          239,149           0.04           11.737      356      80.97       556.9
18.501-19.000                               1           56,415           0.01           11.840      355      59.47       503.0
Total:                                  3,578      585,967,785         100.00            7.463      349      79.99       632.4
----------------------------------------------------------------------------------------------------------------------------------
Non Fixed Rate Minimum: 9.990
Maximum: 18.840
Non Fixed Rate Weighted Average: 13.982
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                        Mortgage
                                                        Aggregate        Pool by        Weighted             Weighted
                                                          Cut-off      Aggregate         Average   Weighted   Average
                                          Number             Date        Cut-off           Gross    Average  Original    Weighted
                                              of        Principal           Date        Interest  Remaining  Combined     Average
                                        Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Initial Periodic Cap (%)                   Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                             957     114,858,943         19.60             7.301        316    76.24       663.0
1.000                                         82      14,047,348          2.40             7.047        357    81.16       653.4
1.500                                        280      71,283,225         12.17             6.982        357    81.20       668.1
2.000                                        423      82,534,512         14.09             7.125        356    82.02       612.9
2.500                                          1          84,000          0.01             7.250        358    80.00       649.0
2.910                                          1         187,200          0.03             6.390        355    80.00       624.0
2.991                                          1         107,297          0.02             6.999        356    70.00       677.0
3.000                                      1,812     298,619,548         50.96             7.759        357    80.49       616.3
4.000                                          3         588,624          0.10             7.183        358    89.83       641.2
6.000                                         18       3,657,089          0.62             7.088        357    81.85       654.5
Total:                                     3,578     585,967,785        100.00             7.463        349    79.99       632.4
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 6.000
Weighted Average: 2.563
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 31

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                        Mortgage
                                                        Aggregate        Pool by        Weighted             Weighted
                                                          Cut-off      Aggregate         Average   Weighted   Average
                                          Number             Date        Cut-off           Gross    Average  Original    Weighted
                                              of        Principal           Date        Interest  Remaining  Combined     Average
                                        Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Subsequent Periodic Cap (%)                Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                             957     114,858,943           19.60           7.301        316     76.24      663.0
1.000                                      2,066     343,504,668           58.62           7.711        357     80.98      614.8
1.500                                        434      97,858,124           16.70           6.946        357     80.41      657.4
2.000                                        118      29,397,573            5.02           6.931        357     81.77      634.8
3.000                                          2         233,319            0.04           6.776        357     79.99      712.9
6.000                                          1         115,158            0.02           6.800        357     79.65      652.0
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,578     585,967,785          100.00           7.463        349     79.99      632.4
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 1.000
Maximum: 6.000
Weighted Average: 1.168
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                        Mortgage
                                                        Aggregate        Pool by        Weighted             Weighted
                                                          Cut-off      Aggregate         Average   Weighted   Average
                                          Number             Date        Cut-off           Gross    Average  Original    Weighted
                                              of        Principal           Date        Interest  Remaining  Combined     Average
                                        Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Next Rate Adjustment Dates                 Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

Fixed Rate                                 957         114,858,943         19.60           7.301      316        76.24      663.0
July 2005                                    1             331,636          0.06           5.890      356        71.77      583.0
November 2005                                1              63,345          0.01           9.500      348        85.00      535.0
January 2006                                 2             247,461          0.04           7.996      350        83.33      602.3
March 2006                                   3             577,366          0.10           7.759      352        91.85      598.2
April 2006                                  14           2,678,881          0.46           6.872      353        86.26      652.8
May 2006                                    61          12,048,743          2.06           6.937      354        81.79      625.6
June 2006                                  250          45,125,820          7.70           7.015      355        82.74      629.1
July 2006                                  626         108,595,935         18.53           7.744      356        80.64      617.9
August 2006                                759         138,820,290         23.69           7.646      357        80.16      624.4
September 2006                             531          92,682,313         15.82           7.640      358        80.52      624.6
October 2006                                28           4,836,665          0.83           7.604      359        82.61      625.6
April 2007                                   2             266,893          0.05           6.416      353        84.24      683.5
May 2007                                    20           3,875,143          0.66           6.479      354        81.12      650.0
June 2007                                   49           9,436,088          1.61           6.924      355        83.74      643.8
July 2007                                   97          18,621,619          3.18           7.101      356        81.46      626.2
August 2007                                 85          15,508,899          2.65           7.113      357        81.00      634.3
September 2007                              76          14,295,389          2.44           7.343      358        81.49      629.8
June 2009                                    6           1,039,910          0.18           6.584      355        83.34      622.6
July 2009                                    2             387,092          0.07           6.574      356        76.17      666.7
August 2009                                  7           1,417,356          0.24           6.307      357        79.74      710.3
September 2009                               1             252,000          0.04           6.750      359        80.00      651.0
Total:                                   3,578         585,967,785        100.00           7.463      349        79.99      632.4
Non Fixed Rate Weighted Average:
September 2006
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 32

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                        Mortgage
                                                        Aggregate        Pool by        Weighted             Weighted
                                                          Cut-off      Aggregate         Average   Weighted   Average
                                          Number             Date        Cut-off           Gross    Average  Original    Weighted
                                              of        Principal           Date        Interest  Remaining  Combined     Average
Geographic Distribution of              Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Mortgaged Properties                       Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

California                                1,030        253,860,141         43.32           7.006      350       78.19      642.3
Florida                                     583         73,784,918         12.59           7.737      347       82.10      629.1
New York                                    122         27,488,164          4.69           7.429      353       80.67      642.3
Maryland                                     85         14,856,646          2.54           7.886      353       81.23      606.5
Nevada                                       80         14,460,943          2.47           7.604      354       80.01      623.4
Virginia                                     95         14,429,204          2.46           8.076      353       80.48      608.9
Illinois                                     80         12,618,918          2.15           7.462      355       82.20      624.4
Massachusetts                                63         12,572,173          2.15           7.497      349       77.72      626.4
Arizona                                     113         11,870,487          2.03           7.636      346       82.16      641.0
Texas                                       115         11,360,561          1.94           7.779      334       81.75      632.5
Michigan                                     91         10,463,536          1.79           8.009      349       81.96      622.1
Ohio                                         96          8,946,677          1.53           7.921      338       82.30      615.6
Connecticut                                  51          8,458,210          1.44           7.660      348       80.20      643.2
Minnesota                                    58          8,436,222          1.44           7.739      348       82.20      613.9
Colorado                                     59          8,243,856          1.41           7.036      346       80.66      634.3
Other                                       857         94,117,131         16.06           8.135      346       81.53      618.8
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,578        585,967,785        100.00           7.463      349       79.99      632.4
----------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia
Represented:  50
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                        Mortgage
                                                        Aggregate        Pool by        Weighted             Weighted
                                                          Cut-off      Aggregate         Average   Weighted   Average
                                          Number             Date        Cut-off           Gross    Average  Original    Weighted
                                              of        Principal           Date        Interest  Remaining  Combined     Average
                                        Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Occupancy Type                             Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

                                          3,384          553,372,397         94.44       7.458        348        80.13      630.4
 Primary
                                            172           29,299,182          5.00       7.556        353        77.22      665.1
 Non-Owner Occupied
                                             22            3,296,206          0.56       7.460        353        81.05      679.4
 Second Home
----------------------------------------------------------------------------------------------------------------------------------
                                          3,578          585,967,785        100.00       7.463        349        79.99      632.4
 Total:
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                        Mortgage
                                                        Aggregate        Pool by        Weighted             Weighted
                                                          Cut-off      Aggregate         Average   Weighted   Average
                                          Number             Date        Cut-off           Gross    Average  Original    Weighted
                                              of        Principal           Date        Interest  Remaining  Combined     Average
                                        Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Property Type                              Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

Single Family Residence                   2,863      451,703,477          77.09           7.513         349      79.91      629.1
Planned Unit Development                    327       59,258,751          10.11           7.363         344      81.06      631.4
2-4 Family                                  157       38,598,469           6.59           7.270         349      77.21      654.5
Condominium                                 227       35,912,790           6.13           7.212         349      82.31      652.4
Manufactured Housing                          4          494,299           0.08           6.996         354      76.00      621.9
----------------------------------------------------------------------------------------------------------------------------------
Total:                                    3,578      585,967,785         100.00           7.463         349      79.99      632.4
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 33

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                        Mortgage
                                                        Aggregate        Pool by        Weighted             Weighted
                                                          Cut-off      Aggregate         Average   Weighted   Average
                                          Number             Date        Cut-off           Gross    Average  Original    Weighted
                                              of        Principal           Date        Interest  Remaining  Combined     Average
                                        Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Loan Purpose                               Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

Refinance - Cashout                        1,898      309,442,693          52.81            7.672      349     77.61     609.3
Purchase                                   1,436      236,691,196          40.39            7.189      348     83.10     664.4
Refinance - Rate/Term                        244       39,833,896           6.80            7.466      349     79.99     622.1
----------------------------------------------------------------------------------------------------------------------------------
Total:                                     3,578      585,967,785         100.00            7.463      349     79.99     632.4
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                        Mortgage
                                                        Aggregate        Pool by        Weighted             Weighted
                                                          Cut-off      Aggregate         Average   Weighted   Average
                                          Number             Date        Cut-off           Gross    Average  Original    Weighted
                                              of        Principal           Date        Interest  Remaining  Combined     Average
                                        Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Document Level                             Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

 Full Documentation                        2,019      305,556,406          52.15           7.468       349      79.78     616.8
 Stated Documentation                      1,467      262,067,752          44.72           7.476       349      80.09     650.5
 Limited/Alternate Documentation              68       13,693,844           2.34           7.085       339      81.65     634.0
 No Ratio                                     24        4,649,783           0.79           7.516       357      83.35     639.2
----------------------------------------------------------------------------------------------------------------------------------
 Total:                                    3,578      585,967,785         100.00           7.463       349      79.99     632.4
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                        Mortgage
                                                        Aggregate        Pool by        Weighted             Weighted
                                                          Cut-off      Aggregate         Average   Weighted   Average
                                          Number             Date        Cut-off           Gross    Average  Original    Weighted
                                              of        Principal           Date        Interest  Remaining  Combined     Average
                                        Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Prepayment Penalty Term                    Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

 No Prepayment Penalty                       432        66,513,539         11.35          7.733       345       81.55       629.1
 1 Month                                       1            73,119          0.01         10.210       359       95.00       682.0
 12 Months                                   132        29,460,905          5.03          7.126       348       79.25       651.3
 24 Months                                 2,126       354,442,343         60.49          7.609       354       81.02       624.4
 30 Months                                     1           151,303          0.03          5.650       356       80.00       731.0
 36 Months                                   881       134,267,229         22.91          7.011       338       76.66       650.7
 60 Months                                     5         1,059,347          0.18          8.301       272       80.07       675.1
----------------------------------------------------------------------------------------------------------------------------------
 Total:                                    3,578       585,967,785        100.00          7.4349                79.99       632.4
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 34

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                            % of
                                                                        Mortgage
                                                        Aggregate        Pool by        Weighted             Weighted
                                                          Cut-off      Aggregate         Average   Weighted   Average
                                          Number             Date        Cut-off           Gross    Average  Original    Weighted
                                              of        Principal           Date        Interest  Remaining  Combined     Average
                                        Mortgage          Balance      Principal            Rate       Term       LTV        FICO
Range of Credit Scores                     Loans              ($)        Balance             (%)   (Months)       (%)       Score
----------------------------------------------------------------------------------------------------------------------------------

 500 - 525                                   250        34,775,583          5.93           8.877       355      72.85       514.0
 526 - 550                                   287        41,642,990          7.11           8.675       354      75.84       537.9
 551 - 575                                   313        46,410,253          7.92           8.321       355      77.72       563.2
 576 - 600                                   392        61,029,258         10.42           7.822       353      80.23       588.8
 601 - 625                                   478        75,025,920         12.80           7.413       349      82.49       613.5
 626 - 650                                   626       101,297,255         17.29           7.273       347      81.98       638.2
 651 - 675                                   471        82,354,507         14.05           6.996       346      81.79       662.6
 676 - 700                                   306        53,495,521          9.13           6.901       344      81.47       687.6
 701 - 725                                   194        36,996,362          6.31           6.893       346      80.45       712.3
 726 - 750                                   125        26,216,810          4.47           6.661       348      78.87       736.5
 751 - 775                                    93        18,203,372          3.11           6.416       342      76.89       761.9
 776 - 800                                    42         8,464,254          1.44           6.461       338      76.26       784.8
 Above 800                                     1            55,700          0.01           4.750       175      13.10       802.00
----------------------------------------------------------------------------------------------------------------------------------
 Total:                                    3,578       585,967,785        100.00           7.463       349      79.99       632.4
----------------------------------------------------------------------------------------------------------------------------------
 Minimum:  500
 Maximum:  802
 Weighted Average:  632
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 35

--------------------------------------------------------------------------------
 MORGAN STANLEY                                                October 25, 2004
 Securitized Products Group       [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

--------------------------------------------------------------------------------
                                 MORGAN STANLEY
--------------------------------------------------------------------------------

    ASSET BACKED FINANCE
    --------------------

    Val Kay                                        212-761-2162

    Forchi Chen                                    212-761-2154

    Ryan Feeney                                    212-761-4246

    ABS SYNDICATE & Trading
    -----------------------

    Jay Hallik                                     212-761-2252

    Rick Onkey                                     212-761-2122

    Vanessa Vanacker                               212-761-2016

    Josh Heller                                    212-761-1971

--------------------------------------------------------------------------------
                             RATING AGENCY CONTACTS
--------------------------------------------------------------------------------

    STANDARD & POOR'S
    -----------------
    Brian Vonderhorst                              212-438-8457

    MOODY'S
    -------
    Joseph Grohotolski                             212-553-4619

    FITCH
    -----
    Mark Zelmanovich                               212-908-0259

--------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
--------------------------------------------------------------------------------
                                    Page 36